Exhibit 10.1

Confidential Treatment Requested. Confidential portions of this document have been redacted and have been separately filed with the Commission.

LICENSE AGREEMENT FOR DEVELOPMENT AND EXPLOITATION ("Agreement") VAL No.2018/2016-305/2017-208/01	**CONTRAT DE LICENCE DE DÉVELOPPEMENT ET D'EXPLOITATION (le « Contrat »)** VAL N°2018/2016-305/2017-208/01
BETWEEN:	**ENTRE :**
The Assistance Publique – Hôpitaux de Paris, a public healthcare establishment whose registered office address is 3, Avenue Victoria, 75004 Paris, represented by its Chief Executive Officer, Mr Martin Hirsch,	**L'Assistance Publique – Hôpitaux de Paris**, établissement public de santé dont le siège social est situé au 3, Avenue Victoria, 75004 Paris, représenté par son Directeur général, M. Martin Hirsch,
Represented by: Mrs Florence FAVREL-FEUILLADE, Head of the Clinical Research and Innovation Delegation, Carré Historique de l'Hôpital Saint-Louis, 1 avenue Claude Vellefaux, 75010 Paris in accordance with the CEO's delegation order authorising her to sign this Agreement,	Représenté par : Mme Florence FAVREL-FEUILLADE, Directrice de la délégation de la Recherche Clinique et de l'Innovation, Carré Historique de l'Hôpital Saint-Louis, 1 avenue Claude Vellefaux, 75010 Paris en vertu de la délégation de pouvoir du Directeur Général l'autorisant à conclure le présent Contrat,
hereinafter "**AP-HP**"	ci-après « **AP-HP** »
AND	**ET**
ACER THERAPEUTICS INC. a Delaware, USA corporation having a place of business at One Gateway Center, Suite 351 (300 Washington Street) Newton, MA 02458 USA., and represented by Christopher Schelling, Founder and Chief Executive Officer,	**ACER THERAPEUTICS INC.**, société américaine de l'État du Delaware, disposant d'un établissement au One Gateway Center, Suite 351 (300 Washington Street) Newton, MA 02458 États-Unis, et représentée par Christopher Schelling, Fondateur et *Chief Executive Officer*,
hereinafter the "**Licensee**".	ci-après le « **Licencié** ».
AP-HP and **Licensee** may hereinafter be referred to collectively as the "**Parties**" or individually as a "**Party**".	L'**AP-HP** et le **Licencié** seront ci-après désignés, collectivement, les « **Parties** » ou, individuellement, une « **Partie** ».
WHEREAS THE FOLLOWING HAS BEEN STATED AS PREAMBLE:	**EXPOSÉ PRÉALABLE :**
On August 3rd, 2016, AP-HP and the Licensee entered into an AGREEMENT OF ACCESS AND USE OF CLINICAL TRIAL DATA ("Data	Le 3 août 2016, l'AP-HP et le Licencié ont conclu un CONTRAT POUR L'ACCÈS ET L'UTILISATION DE DONNÉES DES ESSAIS CLINIQUES (« Contrat de Données ») référencé

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Agreement”) with reference number VAL2016/2015-419 related to the BBEST study on the utilization of celiprolol in vascular Ehlers- Danlos Syndrome patients. AP-HP, through Doctors Michael FRANK, Xavier JEUNEMAITRE, and Alexandra BENACHI hereinafter referred to as the “Inventors”, has identified and selected the Licensee to exclusively license the Licensed Technology (as such term and other capitalized terms are hereinafter defined). AP-HP and Licensee have collaborated in the development of the subject matter of this Agreement and AP-HP is the owner of certain inventions and discoveries relative to the utilization of celiprolol including: - The use of celiprolol during pregnancy - The optimal dose of celiprolol in treating vascular Ehlers-Danlos Syndrome patients - The use of celiprolol to treat Ehlers-Danlos syndrome (type VI). The process and its applications are the subject of the following European patent applications: - No° EP17306888.3, patent application filed on 21 December 2017 entitled “USE OF CELIPROLOL FOR TREATING KYPHOSCOLIOTIC EHLERS-DANLOS SYNDROME”; - - No° EP17306890.9, patent application filed on 21 December 2017 entitled “ METHOD OF PROVIDING CELIPROLOL THERAPY TO A PATIENT”; - No° EP17306889.1, patent application filed on 21 December 2017 entitled “USE OF CELIPROLOL FOR TREATING VASCULAR EHLERS-DANLOS SYNDROME IN WOMEN DURING PREGNANCY AND PERIPARTUM PERIOD”. sous le numéro VAL2016/2015-419 dans le cadre de l’étude BBEST [Beta-Blockers in Ehlers- Danlos Syndrom Treatment] sur l’utilisation du céliprolol pour le traitement des patients atteints du syndrome d’Ehlers-Danlos vasculaire. L’AP-HP, par l’intermédiaire des Médecins Michael FRANK, Xavier JEUNEMAITRE et Alexandra BENACHI, ci-après désignés les « Inventeurs », a identifié et sélectionné le Licencié afin de lui concéder une licence exclusive de la Technologie Licenciée (tel que ce terme et les autres termes commençant par une majuscule sont définis ci-après). L’AP-HP et le Licencié ont collaboré au développement de l’objet du présent Contrat et l’AP-HP est propriétaire de certaines inventions et découvertes relatives à l’utilisation du céliprolol, notamment : - l’utilisation du céliprolol durant la grossesse ; - le dosage optimal du céliprolol pour le traitement des patients atteints du Syndrome d’Ehlers-Danlos vasculaire ; - l’utilisation du céliprolol pour le traitement du syndrome d’Ehlers-Danlos (de type VI). Le procédé et ses applications font l’objet des demandes de brevet européen suivantes : - Demande de brevet en date du 21 décembre 2017, N°EP17306888.3 intitulée « UTILISATION DU CELIPROLOL POUR LE TRAITEMENT DU SYNDROME D’EHLERS-DANLOS DE TYPE CYPHOSCOLIOTIQUE » ; - Demande de brevet en date du 21 décembre 2017, N°EP17306890.9 intitulée « MÉTHODE D’ADMINISTRATION D’UN TRAITEMENT AU CELIPROPOL A UN PATIENT » ; - Demande de brevet en date du 21 décembre 2017, N°EP17306889.1 intitulée « UTILISATION DU CELIPROLOL POUR LE TRAITEMENT DU SYNDROME D’EHLERS-DANLOS VASCULAIRE CHEZ LA FEMME Page 2 of 42

	PENDANT LA GROSSESSE ET LA PÉRIODE POSTNATALE ».
AP-HP is the assignee of the above-referenced patent applications and has been designated as *Maître d'œuvre* [« Project manager »] by Co-owners for the management and development of the Patents with a view to the Exploitation of the Licensed Technology and entitled to grant a license for the Exploitation of the Licensed Technology.	L'AP-HP est le cessionnaire des demandes de brevet susmentionnées et a été désigné en qualité de maître d'œuvre [« *Project manager* »] pour la gestion et le développement des brevets en vue de l'Exploitation de la Technologie Licenciée. Il est ainsi habilité à concéder une licence d'Exploitation de la Technologie Licenciée.
The Licensee, a company whose objective is the development and Exploitation of pharmaceutical products, is interested by the scientific and commercial activities relative to the study, the development, the promotion, the commercialization and the distribution of the Licensed Technology.	Le Licencié est une société ayant pour objet le développement et l'Exploitation de produits pharmaceutiques et traite des activités scientifiques et commerciales relatives à l'étude, au développement, à la promotion, à la commercialisation et à la distribution de la Technologie Licenciée.
AP-HP wish to grant the Licensee an exclusive worldwide license to exploit the Licensed Technology in both the private and public domains, which the Licensee agrees to receive.	L'AP-HP souhaite accorder au Licencié une licence mondiale exclusive pour exploiter la Technologie Licenciée tant dans le domaine privé que public, et le Licencié accepte de la recevoir.
AP-HP and the Licensee have negotiated the terms of this Agreement, which provides the terms and conditions for the research, development and Exploitation of the Licensed Technology.	L'AP-HP et le Licencié ont négocié les termes du présent Contrat, lequel prévoit les modalités et les conditions de la recherche, du développement et de l'Exploitation de la Technologie Licenciée.
NOW, THEREFORE, IT IS HEREBY AGREED AS FOLLOWS:	**CECI ÉTANT EXPOSÉ, IL A ÉTÉ CONVENU DE CE QUI SUIT :**
ARTICLE 1 - DEFINITIONS	**ARTICLE 1 - DÉFINITIONS**
Throughout the present Agreement, its appendices and its potential amendments and unless otherwise clearly specified, the terms listed below shall be equally understood to refer to both the plural and singular and shall have the following meanings:	Aux fins du présent Contrat, de ses annexes et de ses éventuels avenants, et sauf indication contraire précise, les termes figurant ci-dessous s'entendent aussi bien au pluriel qu'au singulier et sont définis comme suit :
"Affiliate" shall refer to any corporation, partnership, or other business or legal entity that, directly or indirectly, controls, is controlled by, or is under common control with the concerned Party, including but not limited to those within the meaning of Article L. 233-3 of the code du commerce ["French commercial code"].	**« Affiliée »** désigne toute société de capitaux, société de personnes ou autre entité commerciale ou personne morale qui, directement ou indirectement, contrôle ou est contrôlée par la Partie concernée, ou se trouve sous contrôle commun avec cette dernière, y compris notamment au sens de l'article L. 233-3 du Code de commerce.

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Any commercial corporation or partnership, under French or foreign law, which, directly or indirectly, through a stake in the capital stock or through another means, but owning at least 50% of the voting rights or of the rights to manage the business affairs of the Licensee, controls the Licensee, is controlled by the Licensee or is under the same control as the Licensee. The rights granted to the Affiliated companies under the terms of the present Agreement only applies to the entities having the quality of Affiliated companies at the time of exercising said rights. If, in the course of the duration of the present Agreement, an entity were to lose the quality of Affiliate, the rights acquired by this entity as an Affiliate automatically disappear, unless otherwise agreed in writing by AP-HP. Nevertheless, the entity will remain subjected to all the obligations pursuant to the Agreement which will remain in force because of its nature, and in particular to duties concerning confidential information. “Co-owners” shall mean: the two other owner of the patent n°EP17306889.1 , known as SATT Paris Saclay and the SATT IDF Innov. “Development Plan” shall mean: provisional schedule of the commercial and technical steps to be carried out by the Licensee to market the Products as provided in Appendix 1, which may be amended from time to time by Licensee. “Development Work” shall mean: the research and development work and studies directly or indirectly performed by the Licensee as provided for in Article 4. “Effective Date”: shall have the meaning set forth in Article 15. “Exploit” or “Exploitation” shall mean: activities of manufacture, sale, distribution, advertising (if authorized), promotion, pharmacovigilance, batch monitoring and, if Toute société commerciale ou de personnes, de droit français ou étranger, qui, directement ou indirectement, par le biais d’une participation dans le capital social ou par un autre moyen, et détenant au moins 50 % des droits de vote ou des droits de diriger l’activité commerciale du Licencié, contrôle ce dernier, est contrôlé par lui ou est placé sous contrôle commun avec lui. Les droits conférés aux sociétés Affiliées aux termes du présent Contrat, ne valent que pour les entités ayant la qualité de sociétés Affiliées au moment de l’exercice desdits droits. Si, pendant la durée du présent Contrat, une entité perd la qualité d’Affiliée, les droits qu’elle aura acquis en sa qualité d’Affiliée s’éteindront de plein droit, sauf accord écrit contraire de l’AP-HP. Néanmoins, l’entité restera soumise à l’ensemble des obligations prévues au Contrat qui demeureront en vigueur du fait de leur nature, et notamment aux obligations concernant des informations confidentielles. « Co-propriétaires » désigne les deux autres détenteurs du brevet n°17306889.1, à savoir la SATT Paris Saclay et la SATT IDF Innov. « Plan de Développement » désigne le calendrier prévisionnel des démarches commerciales et techniques devant être effectuées par le Licencié en vue de la commercialisation des Produits conformément à l’Annexe 1, qui pourra être modifiée par le Licencié le cas échéant. « Travaux de Développement » désigne les études et travaux de recherche et de développement réalisés, directement ou indirectement, par le Licencié conformément à l’Article 4. « Date d’Effet » se réfère aux dispositions prévues à l’Article 15. « Exploiter » ou « Exploitation » désigne les activités de fabrication, de vente, de distribution, de publicité (si elles sont autorisées), de promotion, de pharmacovigilance, de Page 4 of 42 applicable, batch recall as well as the corresponding storage activities. “Field of Application” shall mean: all human therapeutic, prophylactic, and diagnostic uses of celiprolol. “Homologation” shall mean any authorization/ certification/ approval required by the appropriate regulatory authority, in each one of the countries or zones of the Territory, and necessary for the Marketing of a Product, under any regulation statute whatsoever, including in particular but not limited to the marketing of the Product under EC, MA and ATU labels. “Improvement(s)” shall mean: any new invention, modification, enhancement or discovery whether patentable or not, patented or not which broadens the scope of at least one claim of the Patent(s). “Licensed Technology” shall mean: Patents used directly or indirectly by the Licensee, alone or in combination, for the Development Work and/or Exploitation of the Products. “Marketing Authorization (« Autorisation de Mise sur le Marché », AMM ” or New Drug Application, NDA)” shall refer to any marketing authorization required to be approved before commercial sale or use of the Product, granted by the competent healthcare authorities, and related to any Product, in one or several countries making up the Territory. “Marketing” shall mean: the first commercial sale of the Product, in any country in the Territory, made directly or indirectly by the Licensee or its sub-licensee. “Net Sales”: the amount of sales of the Product excluding taxes, invoiced directly or indirectly by Licensee or a permitted sub-licensee to third parties. Only the final amount collected (i.e. surveillance de lots et, le cas échéant, de rappel de lots, ainsi que les activités de stockage correspondantes. « Domaine d’Application » désigne tous les usages thérapeutiques, prophylactiques et diagnostiques du céliprolol chez l'être humain. « Homologation » désigne toute autorisation/certification/approbation requise par l’autorité de régulation compétente, dans chacun(e)s des pays ou des zones du Territoire, et qui sont nécessaires à la Mise sur le Marché du Produit, en vertu de toute loi ou réglementation, y compris notamment pour la commercialisation du Produit sous les labels EC, MA et ATU. « Amélioration(s) » désigne toute nouvelle invention, modification, amélioration ou découverte, qu’elle soit ou non brevetable ou brevetée, et qui étend le périmètre d’au moins une des revendications du ou des Brevet(s). « Technologie Licenciée » désigne : les Brevets utilisés directement ou indirectement par le Licencié, isolément ou en association, pour les Travaux de Développement et/ou l’Exploitation des Produits. « Autorisation de Mise sur le Marché », « AMM » ou « New Drug Application », ou « NDA » désigne toute autorisation de commercialisation dont l’approbation est requise préalablement à la vente ou à l’utilisation commerciale du Produit, accordée par les autorités sanitaires compétentes et relative à un Produit, dans un ou plusieurs des pays constituant le Territoire. « Mise sur le Marché » désigne la première mise sur le marché du Produit, dans l’un des pays du Territoire, réalisée directement ou indirectement par le Licencié ou son sous-Licencié. « Ventes Nettes » désigne le montant des ventes du Produit hors taxes, facturé directement ou indirectement à des tiers par le Licencié ou par un sous-Licencié autorisé. Seul le montant définitif encaissé par le Licencié (i.e. corrigé du montant des remises, rabais, frais de transport et de Page 5 of 42 adjusted for discounts, rebates, transportation, distribution in the limit of 5% of the Net Sales) by Licensee will be taken into consideration in the calculation of Net Sales conducted in accordance with these provisions. The sales carried out under ATU [Autorisation Temporaire d’Utilisation – Temporary Authorization for Use] or RUO [Research Use Only] are also included in the total of the Net Sales. Net Sales for combination products will be calculated by multiplying actual Net Sales of combination products by the fraction A/(A+B), where “A” is the Net Sales of the Product if sold or performed separately, and “B” is the Net Sales of the other product, component, ingredient or service in the Combination Product if sold separately. If, on a country-by-country basis, the other product, component, ingredient or service is not sold separately in said country, Net Sales shall be calculated by multiplying the actual Net Sales of the Combination Product by the fraction A/C where “A” is the is the Net Sales of the Product, if sold separately, and “C” is the Net Sales of the Combination Product. If, on a country-bycountry basis, neither the Product nor the other product, component, ingredient or service in the combination Product is sold separately in said country, Net Sales shall be determined in good faith by the parties. “Patents” shall refer to the following patent applications: • No.° EP17306888.3 entitled “USE OF CELIPROLOL FOR TREATING KYPHOSCOLIOTIC EHLERSDANLOS SYNDROME” (the “kEDS Patent”); • No.° EP17306890.9 entitled “METHOD OF PROVIDING CELIPROLOL THERAPY TO A PATIENT” (the “Dosing Patent”); • No.° EP17306889.1 entitled “USE OF CELIPROLOL FOR TREATING VASCULAR EHLERS-DANLOS SYNDROME IN WOMEN DURING PREGNANCY AND PERIPARTUM PERIOD” (the “Pregnancy Patent”). distribution dans la limite de 5% des Ventes Nettes) sera pris en compte pour le calcul des Ventes Nettes effectué en application des présentes. Les ventes réalisées en vertu d’une ATU [Autorisation Temporaire d’Utilisation] ou d’une RUO [Research Use Only] sont également incluses dans le total des Ventes Nettes. Les Ventes Nettes des produits combinés seront calculées en multipliant les Ventes Nettes réelles des produits combinés par la fraction A/(A+B), « A » désignant les Ventes Nettes du Produit s’il est vendu ou mis en oeuvre séparément, et « B » désignant les Ventes Nettes de l’autre produit, composant, ingrédient ou service compris dans le Produit Combiné s’il est vendu séparément. Si l’autre produit, composant, ingrédient ou service n’est pas vendu séparément dans un pays particulier, les Ventes Nettes devront être calculées en multipliant les Ventes Nettes effectives du Produit Combiné par la fraction A/C, « A » désignant les Ventes Nettes du Produit, s’il est vendu séparément, et « C » désignant les Ventes Nettes du Produit Combiné. Si ni le Produit ni l’autre produit, composant, ingrédient ou service du Produit Combiné ne sont vendus séparément dans un pays particulier, les Ventes Nettes devront être déterminées de bonne foi par les parties. « Brevets » désigne les demandes de brevet suivantes : • N°EP17306888.3 intitulée « UTILISATION DU CELIPROLOL POUR LE TRAITEMENT DU SYNDROME D’'EHLERS-DANLOS DE TYPE CYPHOSCOLIOTIQUE » (le « Brevet cEDS ») ; • N°EP17306890.9 intitulée « MÉTHODE D’ADMINISTRATION D’UN TRAITEMENT AU CELIPROPOL A UN PATIENT » (le « Brevet Dosage ») ; • N°EP17306889.1 intitulée « UTILISATION DU CELIPROLOL POUR LE TRAITEMENT DU SYNDROME D’EHLERS-DANLOS VASCULAIRE CHEZ LA FEMME PENDANT LA GROSSESSE ET LA Page 6 of 42

as well as to any patent application and patent resulting therefrom filed in the European Union, the United States or other countries, including all applications claiming priority therefrom including reissues, divisionals, continuations, continuations in part (to the extent that such continuation in part application claims valid priority to any of the foregoing) and also the supplementary protection certificates related to said patents and their counterparts abroad. “Product” shall mean: any product all, or part, of, which may be used and commercialized in human healthcare in the Field of Application and which could not be developed, manufactured, marketed, used or sold in the absence of a license to exploit all or part of the Patents. “Results” shall refer to the set of results, whether patentable or not, whether patented or not, generated by the Development Work performed by or on behalf of the Licensee. “Stepdown Event” shall have the meaning given in Article 8.5 of this Agreement. “Temporary Authorization for Use (Autorisation Temporaire d’Utilisation, ATU)” shall mean: the authorization necessary for the exceptional use of the Product within the meaning of the provisions of article L 5121-12 of the French Code de la Santé Publique [« Public health code »], without prejudice of the adjustments and specificities peculiar to the national legislations and regulations; more particularly within the meaning of the present Agreement, the ATU term shall refer to both ATU known as « nominative » ones and ATU known as « cohort » ones, including the different name (among which that of PÉRIODE POSTNATALE » (le « Brevet Grossesse »). ainsi que toutes les demandes de brevet déposées au sein de l’Union européenne, aux États-Unis ou dans d’autres pays et les brevets en résultant, y compris toutes les revendications de priorité sur ces demandes, notamment les demandes de redélivrance (reissues), demandes divisionnaires, demandes constituant la « continuation » ou la « continuation in part » d’une demande antérieure (dans la mesure où cette demande constituant la « continuation in part » d’une demande antérieure revendique valablement la priorité sur l’une des demandes ci-dessus), ainsi que les certificats complémentaires de protection relatifs auxdits brevets et à leurs homologues étrangers. « Produit » désigne tout produit pouvant en tout ou partie être utilisé ou commercialisé dans le Domaine d’Application pour les soins de santé des êtres humains, et insusceptible d’être développé, fabriqué, commercialisé, utilisé ou vendu sans licence d’exploitation de tout ou partie des Brevets. « Résultats » désigne la série de résultats, qu’elle soit ou non brevetable ou brevetée, générée par les Travaux de Développement réalisés par le Licencié ou pour son compte. « Cas de Réduction des Redevances » a le sens qui lui est donné à l’Article 8.5 du présent Contrat. « Autorisation Temporaire d’Utilisation » ou « ATU » désigne l’autorisation nécessaire à l’utilisation, à titre exceptionnel, du Produit au sens des dispositions de l’article L 5121-12 du Code de la santé publique, sans préjudice des spécificités propres aux législations et règlementations nationales et des ajustements applicables ; plus précisément, au sens du présent Contrat, le terme ATU désigne à la fois les ATU dites « nominatives » et celles dites « de cohorte » y compris les différentes appellations que ces ATU peuvent recevoir dans des pays autres que la France (notamment celle d’« expérimentation »). Les ventes réalisées en vertu d’une ATU sont également prises en compte Page 7 of 42 experimentation in particular) that these ATU might receive in other countries than France. The sales carried out under ATU are also taken into account in the calculation of the net sales total. “Territory” shall mean: Worldwide “Treatment” shall mean: the therapeutic, diagnostic or prophylactic use of a Product. “Valid Claim” shall mean with respect to any country in the Territory, a claim of an issued and unexpired patent included within the Dosing Patents or the Pregnancy Patents in that country which has not been held unenforceable; unpatentable; or invalid by a decision of a court or other governmental agency of a competent jurisdiction, unappealable or unappealed within the time allowed for appeal, and which has not been admitted to be invalid or unenforceable through reissue, disclaimer or otherwise. For the avoidance of doubt, an issued patent relating to the kEDS Patent shall not constitute a Valid Claim for the purpose of Article 8 of this Agreement. ARTICLE 2 – NATURE, SUBJECT MATTER AND EXTENT OF THE LICENSE 2.1 AP-HP (as maître d’oeuvre [« project manager »]), the assignee and owner of the Licensed Technology, grants to the Licensee, who accepts it, an exclusive, worldwide license to research, develop and Exploit the Product and the Licensed Technology in the Territory and within the Field of Application of the Agreement. 2.2 The Licensee acknowledges that it has had access to information concerning the Licensed Technology, and AP-HP represents that it has made all requisite information concerning the Licensed Technology available to Licensee, said information having enabled the Licensee to fully gauge the content and extent of said Licensed Technology as well as the corresponding license rights granted pour le calcul du total des ventes nettes. « Territoire » désigne le monde entier. « Traitement » désigne l’usage thérapeutique, diagnostique ou prophylactique d’un Produit. « Revendication Valable » désigne, pour tout pays situé sur le Territoire, toute revendication d’un brevet délivré et en cours de validité, figurant dans les Brevets Dosage ou les Brevets Grossesse de ce pays et n’ayant pas été jugée inopposable, non brevetable ou invalide par décision d’une juridiction ou d’un autre organisme administratif compétent(e), insusceptible d’appel ou n’ayant pas fait l’objet d’un appel dans le délai de recours imparti, et n’ayant pas été reconnue comme invalide ou inopposable par le biais d’une re-délivrance (reissue), d’une renonciation ou d’une autre manière. Afin de lever toute ambiguïté, un brevet délivré relatif au brevet cEDS ne constitue pas une Revendication Valable aux fins de l’Article 8 du présent Contrat. ARTICLE 2 – NATURE, OBJET ET PÉRIMÈTRE DE LA LICENCE 2.1 Les Établissements, l’AP-HP (en qualité de maître d’oeuvre), le cessionnaire et le propriétaire de la Technologie Licenciée, accordent au Licencié, qui l’accepte, une licence mondiale exclusive de recherche, de développement et d’Exploitation du Produit et de la Technologie Licenciée, sur le Territoire et dans le Domaine d’Application du Contrat. 2.2 Le Licencié reconnaît avoir eu accès à des informations concernant la Technologie Licenciée, et l’AP-HP déclare avoir mis toutes les informations nécessaires concernant la Technologie Licenciée à la disposition du Licencié, ces informations ayant permis au Licencié de pleinement évaluer le contenu et l’étendue de ladite Technologie Licenciée ainsi que des droits de licence correspondants accordés en vertu des présentes. Page 8 of 42 hereunder.

2.3 AP-HP may however freely use the Licensed Technology for its own research needs or in collaboration with third parties solely for academic research (and not commercial) purposes.

ARTICLE 3 – GRANT OF SUB-LICENSES

3.1 The license, such as set out in the above-mentioned Article 2.1, gives the Licensee the right to research, develop and Exploit the Licensed Technology and to grant sub-licenses.

3.2 Within the meaning of the present Article, "sub-license" shall mean the grant of any right to research, develop and Exploit or right of option to research, develop and Exploit the Licensed Technology and which is granted to third parties by the Licensee.

The sub-license rights can be granted to third parties insofar as AP-HP gives its prior written approval not more than fifteen (15) days after the notice from Licensee concerning the identity of the sub-licensee, which approval may not be unreasonably withheld, delayed or conditioned by AP-HP, and that the terms and conditions of the sub-license agreement are consistent with this Agreement.

The Licensee shall be solely responsible for proper execution of the sub-licenses.

3.3 Should the Licensee grant a sub-license as defined in the present Article, the Licensee undertakes to explicitly include the following in the sub-license agreement:

2.3 L'AP-HP peut toutefois utiliser librement la Technologie Licenciée pour ses propres besoins en matière de recherche, ou en collaboration avec un tiers, mais uniquement à des fins de recherche universitaire (et non à des fins commerciales).

ARTICLE 3 – CONCESSION DE SOUS-LICENCES

3.1 La licence, telle que prévue à l'Article 2.1 ci-dessus, confère au Licencié le droit de développer ou d'Exploiter la Technologie Licenciée ou d'effectuer des recherches sur celle-ci et d'octroyer des sous-licences.

3.2 Au sens du présent Article, « sous-licence » désigne l'octroi à un tiers par le Licencié de tout droit ou droit d'option de développement et d'Exploitation de la Technologie Licenciée et d'effectuer des recherches sur celle-ci.

Les droits de sous-licence peuvent être octroyés à des tiers sous réserve de l'approbation préalable et écrite de l'AP-HP dans un délai maximum de quinze (15) jours suivant la notification effectuée par le Licencié concernant l'identité du sous-Licencié, l'AP-HP ne pouvant déraisonnablement refuser ni retarder cette approbation, ni la soumettre à des conditions sans motif, et sous réserve que les termes et conditions du contrat de sous-licence ne soient pas contraires au présent Contrat.
Le Licencié sera pleinement responsable de la bonne exécution des sous-licences.

3.3 Dans le cas où le Licencié concède une sous-licence au sens du présent Article, ce dernier s'engage à prévoir expressément les éléments suivants dans le contrat de sous-licence :

- une limitation de la durée de la sous-licence qui soit compatible

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- a limitation of the term of the sub-license which is compatible with the term of the present Agreement, and - sub-license clauses which are compatible with all applicable clauses defined in the present Agreement, including but not limited to payment of royalties on Net Sales of Product. In all cases, the Licensee expressly guarantees that it will not grant to its sub-licensee(s) the right to grant sub-licenses.	avec la durée du présent Contrat, et - des clauses de sous-licence compatibles avec la totalité des clauses applicables prévues au présent Contrat, y compris notamment en ce qui concerne le paiement de redevances sur les Ventes Nettes du Produit. En tout état de cause, le Licencié garantit expressément qu'il n'accordera pas à son(ses) sous-Licencié(s) le droit d'octroyer des sous-licences.
3.4 Within one month of the grant of a sub-license, the Licensee shall provide AP-HP with a copy of the sub-license agreement (appendices included) ratified by the sub-licensee and the Licensee.	3.4 Dans le délai d'un mois suivant l'octroi d'une sous-licence, le Licencié devra communiquer à l'AP-HP une copie du contrat de sous-licence (avec ses annexes) ratifiée par le sous-Licencié et le Licencié.
ARTICLE 4 – DEVELOPMENT	**ARTICLE 4 – DÉVELOPPEMENT**
4.1 The Licensee shall use commercially reasonable efforts to conduct the Development Work in compliance with all applicable laws and regulations.	4.1 Le Licencié devra déployer des efforts raisonnables d'un point de vue commercial pour réaliser les Travaux de Développement conformément à l'ensemble de la législation et de la règlementation applicables.
4.2 The Licensee shall seek to use commercially reasonable efforts to Exploit the Licensed Technology either directly or indirectly through its sub-licensees.	4.2 Le Licencié devra s'efforcer de déployer des efforts raisonnables d'un point de vue commercial afin d'Exploiter la Technologie Licenciée, directement ou indirectement par l'intermédiaire de ses sous-Licenciés.
4.3 Prior to Marketing Authorization of a Product, in the event the Licensee and its sub-licensees cease Development Work for a period of more than six (6) months without being able to reasonably justify said cessation to AP-HP, formal notice may be given to the Licensee to resume said	4.3 Préalablement à l'Autorisation de Mise sur le Marché d'un Produit, dans le cas où le Licencié et ses sous-Licenciés interrompent les Travaux de Développement pendant une durée de plus de six (6) mois sans être en mesure de justifier raisonnablement cette interruption auprès de l'AP-HP, une mise en demeure pourra être adressée au Licencié l'intimant de reprendre lesdits Travaux de Développement dans les cent quatre-vingts (180) jours suivant la

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	Development Work within one-hundred and eighty (180) days of receipt of said formal notice ("**Notice Period**"), and the Parties shall consult together in order to assess the reasons for the delay and the means by which the situation may be remedied. In the event the Licensee is unable or unwilling to continue Development Work after the Notice Period, then AP-HP may convert this license in Article 2.1 above to a non-exclusive license by providing written notice to the Licensee.		réception de cette mise en demeure (le « **Délai de Mise en Demeure** »), et les Parties devront se concerter afin déterminer les raisons du retard et les moyens de remédier à la situation. Dans le cas où le Licencié ne serait pas en mesure ou n'aurait pas l'intention de poursuivre les Travaux de Développement à l'issue du Délai de Mise en Demeure, l'AP-HP pourra transformer par voie de notification écrite adressée au Licencié la licence de l'Article 2.1 ci-dessus en une licence non-exclusive.
4.4	The Licensee undertakes to comply with the applicable regulations in force in France and abroad for the Exploitation of the Licensed Technology and to make its commercially reasonable efforts to obtain the authorizations required by the applicable legislation and regulations in the countries where the Licensee plans to market the Products. The Parties agree that Exploitation of the Products in each of the countries of the Territory will have to be done at the latest within twelve (12) months of the obtainment of the Homologation of the Products in the United States. The Licensee shall be responsible for obtaining and maintaining in force, in its own name and at its own cost, any authorizations required by the applicable legislation and regulations in the countries where Exploitation of the Products is planned.	4.4	Le Licencié s'engage à respecter la réglementation en vigueur en France et à l'étranger dans le cadre de l'Exploitation de la Technologie Licenciée et à engager des efforts raisonnables d'un point de vue commercial pour obtenir les autorisations requises par la législation et la règlementation applicables dans les pays où le Licencié prévoit de commercialiser les Produits. Les Parties conviennent que l'Exploitation des Produits dans chacun des pays du Territoire devra être réalisée au plus tard dans les douze (12) mois suivant l'obtention de l'Homologation des Produits aux États-Unis. Le Licencié sera responsable de l'obtention et du maintien en vigueur, en son nom et à ses propres frais, de toute autorisation requise par la législation et la règlementation applicables dans les pays où l'Exploitation des Produits est envisagée.
4.5	Within the scope of the clinical studies which may be implemented by or on order of the Licensee, the Licensee undertakes to comply with all the obligations required by the applicable legislation and regulations in the concerned countries. The Licensee shall	4.5	Dans le cadre des études cliniques qui pourront être menées par le Licencié ou sur son ordre, le Licencié s'engage à respecter l'ensemble des obligations imposées par la législation et la règlementation applicables dans les pays concernés. Le Licencié devra garantir et indemniser l'AP-HP au titre de toute action qui pourrait être engagée par des tiers au sujet de l'Exploitation des Produits, à moins que cette action ne découle d'une faute lourde ou d'une négligence de l'AP-HP, de la violation du

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indemnify and hold AP-HP harmless with respect to any action which might be brought by third parties with regards to the Exploitation of the Products unless such action arises from AP-HP’s willful misconduct, negligence, breach of this Agreement or failure to comply with applicable laws or regulations, in which case AP-HP shall indemnify and hold Licensee harmless. 4.6 In the event whereby the Exploitation of one or more Products can in no way take place without the acquisition by the Licensee of additional industrial property rights from third parties, the Licensee undertakes to inform AP-HP in writing about the need to acquire said rights while transmitting all the elements making it possible to appreciate this need. ARTICLE 5 - IMPROVEMENTS 5.1 If during the Development Work or the Exploitation of the Licensed Technology, AP-HP, the Inventors or the Licensee makes an Improvement which may be the subject of a new patent application, the applicants of the new patent application shall be defined according to applicable patent laws. If a patent names inventors from both APHP and Licensee, then the Parties undertake to sign a joint ownership agreement governing their rights and obligations with regard to the jointly developed Improvements so that Licensee may Exploit such patent pursuant to Article 5.3 below. présent Contrat ou du non-respect de la législation ou de la réglementation applicables par l’AP-HP, auquel cas l’APHP devra garantir et indemniser le Licencié en conséquence. 4.6 Dans le cas où l’Exploitation d’un ou plusieurs des Produits serait totalement impossible à défaut d’acquisition par le Licencié de droits de propriété industrielle complémentaires auprès de tiers, le Licencié s’engage à informer l’AP-HP par écrit de la nécessité d’acquérir ces droits et à lui communiquer dans le même temps l’ensemble des éléments permettant d’apprécier cette nécessité. ARTICLE 5 – AMÉLIORATIONS 5.1 Si, au cours des Travaux de Développement ou de l’Exploitation de la Technologie Licenciée, l’AP-HP, les Inventeurs ou le Licencié apportent une Amélioration pouvant faire l’objet d’une nouvelle de demande de brevet, les déposants de la nouvelle demande de brevet seront déterminés conformément à la législation applicable en matière de brevets. Si un brevet désigne tant des inventeurs de l’AP-HP que du Licencié, les Parties s’engagent à conclure un règlement de copropriété régissant leurs droits et obligations relatifs aux Améliorations développées conjointement, de sorte que le Licencié puisse Exploiter ce brevet conformément à l’Article 5.3 ci-dessous. 5.2 Toute Amélioration apportée à la Technologie Licenciée exclusivement par des salariés de l’AP-HP et susceptible d’être protégée par un brevet fera l’objet d’un dépôt de demande de brevet au nom de l’AP-HP et aux frais de ce dernier. Cette demande de brevet devra être proposée en priorité au Licencié à des conditions non moins favorables que celle qui sont (ou seront) proposées à un tiers. Page 12 of 42

5.2 Any Improvement made to the Licensed Technology solely by AP-HP employees, and likely to be protected by patent will be subject to the filing of a patent application in the name of AP-HP and at its own cost. This patent application shall be first offered to the Licensee on terms no less favorable than are or will be offered to any third party. The Licensee shall then have three (3) months to exercise its right of first refusal. If Licensee declines to exercise its right of first refusal, or does not reply to AP-HP within this three (3) month period, AP-HP will have the right to offer such rights to a third party. If Licensee elects to exercise its right of first refusal with respect to any new patent application, such patent application shall be included as part of the Licensed Technology and the Parties shall negotiate in good faith an amendment to this Agreement. However, if AP-HP is not interested in filing any patent application disclosing the Improvement, it shall promptly inform the Licensee in writing forthwith, and the Licensee shall have the right to file such a patent application in its own name and at its own cost, and AP-HP shall, and cause the Inventors, AP-HP’s employees and agents to assist Licensee in the preparation, filing, prosecution and enforcement of any such patent applications and patent(s) issuing therefrom. 5.3 Any Improvement made to a Product resulting from work jointly financed by the Parties or in which they will have jointly taken part and likely to be protected by patent will be subject to the filing of a jointly owned patent application. Licensee shall have the sole right and responsibility to file the patent application and shall beforehand inform AP-HP so that AP-HP Le Licencié disposera alors d’un délai de trois (3) mois pour exercer son droit de préemption. Si le Licencié refuse d’exercer son droit de préemption, ou ne répond pas à l’AP-HP dans ce délai de trois (3) mois, l’AP-HP sera en droit de proposer les mêmes droits à un tiers. Si le Licencié décide d’exercer son droit de préemption sur une nouvelle demande de brevet, cette demande de brevet devra être ajoutée à la définition de la Technologie Licenciée et les Parties devront négocier de bonne foi un avenant au présent Contrat. Cependant, si l’AP-HP ne souhaite déposer aucune demande de brevet divulguant l’Amélioration, il devra en informer le Licencié par écrit et sans délai et le Licencié sera en droit de déposer cette demande de brevet en son propre nom et à ses propres frais, et l’AP-HP devra apporter son assistance au Licencié et faire en sorte que les Inventeurs, les salariés et représentants de l’AP-HP assistent ce dernier pour la préparation, le dépôt, l’examen et la mise en oeuvre de cette demande de brevet et du(des) brevet(s) qui en résulte(nt). 5.3 Toute Amélioration apportée au Produit résultant de travaux cofinancés par les Parties ou auxquels elles auront participé conjointement et susceptible d’être protégée par un brevet fera l’objet du dépôt d’une demande de brevet en copropriété. Le Licencié aura le droit et la responsabilité exclusives de procéder au dépôt de la demande de brevet et devra en informer préalablement l’AP-HP afin que l’AP-HP soit en mesure de donner son avis au sujet de la propriété de cette nouvelle demande. Eu égard à la désignation de co-inventeurs dans une demande de Brevet, l’une des Parties pourra informer l’autre par écrit et sans délai qu’elle n’est pas intéressée par le dépôt d’une telle demande. L’autre partie sera alors en mesure de procéder au Page 13 of 42 may be able to give their position as regards its advice regarding the ownership of this new application. With respect to Patents naming joint inventors, one of the Parties may inform the other in writing forthwith that it is not interested in such a filing. The latter shall then be in a position to proceed with the filing of such a patent application in its own name and at its own cost. The joint patents resulting from the Improvements jointly financed by the Parties or in which they have jointly taken part shall automatically fall within the scope of the subject matter of the present Agreement. This contribution shall be formally acknowledged by the signature of an amendment to the present Agreement which shall specify the terms and conditions of license and exploitation of the new patent. 5.4 Any Improvement made to the Licensed Technology or Product made solely by or on behalf of the Licensee and all Results thereof shall be owned by the Licensee. 5.5 Each Party shall obtain the signature of its inventors on any document required for said patent filings. ARTICLE 6 – REGISTRATION OF THE PRODUCTS The Licensee shall file in its own name and/or in the name of its sub-licensee(s), at its own cost or at said sub-licensee(s)’ cost, and in accordance with the regulation in force, country by country, the files for AMM or NDA or Homologation of the Product. The Licensee and/or its sub-licensee(s) shall be the owners of said AMMs or NDA or Homologation of the Product. dépôt d’une telle demande de brevet en son propre nom et à ses frais. Les brevets en propriété conjointe résultant des Améliorations cofinancées par les Parties ou auxquelles elles auront participé conjointement entreront automatiquement dans le champ d’application du présent Contrat. Cette contribution devra être formellement constatée par la conclusion d’un avenant au présent Contrat qui devra préciser les modalités et conditions de la licence et de l’exploitation du nouveau brevet. 5.4 Toute Amélioration de la Technologie Licenciée ou du Produit exclusivement réalisée par le Licencié ou pour son compte, ainsi que l’ensemble des Résultats y afférents, appartiendront au Licencié. 5.5 Chacune des Parties devra obtenir la signature de ses inventeurs sur chacun des documents nécessaires auxdits dépôts de demandes de brevet. ARTICLE 6 – INSCRIPTION DES PRODUITS Le Licencié devra déposer en son propre nom et/ou au nom de son/ses sous-Licencié(s), à ses propres frais ou à ceux dudit/desdits sous- Licencié(s), conformément à la réglementation en vigueur, pays par pays, les dossiers de demande d’AMM, de NDA ou d’Homologation du Produit. Le Licencié et/ou son/ses sous-Licencié(s) sera(ont) le(s) titulaire(s) desdites AMM, NDA ou Homologation du Produit. La fabrication et l’Exploitation des Produits se fera sous la responsabilité pleine et entière et sous le contrôle complet et absolu du Licencié. ARTICLE 7 - COMMERCIALISATION 7.1 Le Licencié devra déployer des efforts raisonnables d’un point de vuePage 14 of 42

Manufacture and Exploitation of Products shall occur under the absolute and full responsibility, control and liability of the Licensee. ARTICLE 7 - COMMERCIALIZATION 7.1 The Licensee shall use commercially reasonable efforts to Exploit a Product. 7.2 The Licensee shall be solely responsible for the manufacture of the Products, and for its policy of promotion, distribution and commercialization of the Products. The Licensee must obtain AP-HP's prior agreement to any promotional use of its name, its trademarks or any other distinctive sign of AP-HP, in accordance with the conditions set out in Article 23 below. This Agreement does not transfer or convey rights of either Party’s trade names or trademarks to the other Party. As a result, any written or verbal citation of the trade names and/or trademarks of one or the other of the Parties in any type of public communications, activities or events whatsoever, and particularly in any activity likely to be considered as having a direct or indirect promotional nature will remain, in any given case, subject to the prior express written authorization of the cited Party. 7.3 The Licensee guarantees compliance with this Article 7 and shall ensure, in this context, that the provisions of the present commercial pour Exploiter chaque Produit. 7.2 Le Licencié sera exclusivement responsable de la fabrication des Produits et de sa politique de promotion, de distribution et de commercialisation des Produits. Le Licencié doit obtenir l’accord préalable de l’AP-HP pour tout usage publicitaire de son nom, de ses marques ou de tous autres signes distinctifs de l’AP-HP, conformément aux conditions prévues à l’Article 23 ci-dessous. Le présent Contrat n’opère aucun transfert ou transmission des droits des noms commerciaux ou des marques de l’une des Parties au profit de l’autre Partie. Par conséquent, toute mention écrite ou orale des noms commerciaux et/ou des marques de l’une ou l’autre des Parties dans le cadre de tous types de communications, d’activités ou d’évènements publics quels qu’ils soient, et notamment dans le cadre de toutes activités susceptibles d’être considérées comme présentant un caractère publicitaire direct ou indirect, demeurera, dans tous les cas, soumise à l’autorisation préalable écrite et expresse de la Partie citée. 7.3 Le Licencié se porte fort du respect du présent Article 7 et devra veiller, à cet égard, à ce que les stipulations du présent Article soient incorporées dans tous les contrats de sous-licence qu’il pourra conclure. ARTICLE 8 –CONDITIONS FINANCIÈRES 8.1 En contrepartie des droits relatifs à des licences concédées en vertu du présent Contrat, le Licencié s’engage à : rembourser à l’AP-HP l’ensemble des frais de propriété intellectuelle et de prototypage engagés avant la date de signature du présent Contrat, Page 15 of 42

Article are included in any sub-licensing agreements into which it enters. ARTICLE 8 – FINANCIAL CONDITIONS 8.1 As consideration for the license rights granted under the present Agreement, the Licensee undertakes to: reimburse AP-HP for all the industrial property and prototyping costs incurred prior to the date of the signature of the present Agreement which are approximately [ *** ] Euros [ *** ] as set out in Article 8.2 of this Agreement, pay all taxes and annual fees related to the Patents from the date of signature of the present Agreement onwards, together with all other charges invoiced by the Initial Agency and/or its representatives for activities approved by Licensee occurring after the date of this Agreement, provide the funding required for the Exploitation of the Products, and pay AP-HP royalties for Exploitation of the Products pursuant to Article 8.4. 8.2 Industrial property The Licensee shall reimburse AP-HP for all the sums incurred by the latter for the filing prior to the date of the signature of the present Agreement, extension and maintenance of the Patents, in France and Europe which are approximately [ *** ] Euros [ *** ]. qui s’élèvent à environ [ *** ] euros comme indiqué à l’Article 8.2 du présent Contrat ; payer l’ensemble des impôts et taxes et frais annuels liés aux Brevets à compter de la date de signature du présent Contrat, ainsi que tous les autres frais facturés par le Premier Cabinet de Conseil et/ou ses représentants au titre des prestations approuvées par le Licencié et exécutées postérieurement à la date du présent Contrat ; fournir le financement nécessaire à l’Exploitation des Produits ; et payer à l’AP-HP les redevances d’Exploitation des Produits conformément à l’Article 8.4. 8.2 Propriété industrielle Le Licencié devra rembourser à l’AP-HP l’ensemble des sommes engagées par ce dernier au titre du dépôt, antérieur à la date de signature du présent Contrat, du renouvellement et du maintien en vigueur des Brevets, en France et en Europe, qui s’élèvent à environ [ *** ] euros. L’AP-HP devra envoyer au Licencié une facture au titre des frais engagés jusqu’à la signature du présent Contrat. Le Licencié devra payer ces frais à l’AP-HP dès réception de la facture adressée par ce dernier dans les trente (30) jours suivant la signature du présent Contrat. Toutes les factures devront être adressées par l’AP-HP au Licencié par courriel aux adresses suivantes, que ce dernier pourra, le cas échéant, mettre à jour par écrit : ap@acertx.com 8.3 Sommes forfaitaires et frais de maintien en vigueur Page 16 of 42 [ *** ] = Confidential material redacted and filed separately with the Commission.

AP-HP shall send to the Licensee a bill of the costs incurred up to the signature of the present Agreement. Said costs shall be paid to AP-HP on receipt of an invoice addressed by AP-HP to the Licensee within thirty (30) days of the signature of the present Agreement. All invoices shall be submitted by AP-HP to the Licensee via email to the following email addresses, which Licensee may update from time to time in writing: ap@acertx.com 8.3 Lump sums and Maintenance Fees As consideration for the exclusive rights granted under the present Agreement, the Licensee undertakes to: pay an amount of [ *** ] Euros [ *** ] exclusive of taxes to APHP within thirty (30) days of signature of the present Agreement; provide the funding required for execution of the Development Plan referenced in Appendix 1; pay an amount of [ *** ] Euros [ *** ] exclusive of taxes to APHP on each of the 1st, 2nd and 3rd anniversary date of this Agreement; and Therefore a potential total of [ *** ] Euros [ *** ] for lump sum payments regarding the Patents is contemplated by this Section 8.3. The above-mentioned sums are payable within thirty (30) days of notice of the applicable step. En contrepartie des droits d’exclusivité accordés en vertu du présent Contrat, le Licencié s’engage à : payer une somme de [ *** ] euros hors taxes au profit de l’AP-HP dans les trente (30) jours suivant la signature du présent Contrat ; fournir le financement nécessaire à la réalisation des Travaux de Développement indiqués en Annexe 1 ; payer une somme de [ *** ] euros hors taxes au profit de l’AP-HP à la date de chacun des 1er, 2ème et 3ème anniversaires du présent Contrat ; et par conséquent, le paiement d’une somme forfaitaire totale de [ *** ] euros relative aux Brevets est prévue par le présent Article 8.3. Les sommes susmentionnées sont exigibles dans les trente (30) jours suivant la notification de l’étape concernée. Toutes les factures devront être adressées par l’AP-HP au Licencié par courriel aux adresses suivantes, que ce dernier pourra, le cas échéant, mettre à jour par avis écrit : ap@acertx.com En tout état de cause l’AP-HP conservera irrévocablement la propriété de ces sommes une fois versées, sauf résiliation du présent Contrat par le Licencié en cas de manquement au présent Contrat ou de fraude scientifique de la part de l’AP-HP ou de non-respect de la législation ou de la règlementation applicables par ce dernier. Page 17 of 42 [ *** ] = Confidential material redacted and filed separately with the Commission.

All invoices shall be submitted by AP-HP to the Licensee via email to the following email addresses, which Licensee may update from time to time in writing: ap@acertx.com These sums when paid to AP-HP shall remain the property of AP-HP in any case and definitively unless this Agreement is terminated by Licensee for AP-HP’s breach of this Agreement, failure to comply with applicable laws and regulations, or scientific misconduct. 8.4 Royalties (a) As additional consideration for the rights granted under the present Agreement, the Licensee undertakes to pay AP-HP a royalty based on the annual Net Sales by the Licensee or any sub-licensee of any Product directed to vascular Ehlers-Danlos Syndrome (“vEDS”). (b) For the avoidance of doubt and given the rarity of Kyphoscoliotic Ehlers- Danlos, issued patents relating to the kEDS Patent shall not be included for the purpose of determining a Valid Claim in the table reproduced in Appendix 3, but royalties on Net Sales in a country may include Net Sales potentially attributable to kEDS. (c) This royalty is set to as the table reproduced in Appendix 3 and article 8.4 Redevances (a) A titre de rémunération supplémentaire des droits accordés en vertu du présent Contrat, le Licencié s’engage à payer à l’AP-HP une redevance calculée sur les Ventes Nettes annuelles générées par le Licencié ou tout sous-Licencié de tout Produit destiné [à traiter] le Syndrome d’Ehlers-Danlos vasculaire (« vEDS »). (b) Afin de lever toute ambiguïté et compte tenu de la rareté du Syndrome d’Ehlers-Danlos de type Cyphoscoliotique, les brevets délivrés relatifs au Brevet cEDS ne sont pas pris en compte afin de déterminer une Revendication Valable dans le tableau reproduit à l’Annexe 3, mais les redevances sur les Ventes Nettes réalisées dans un pays peuvent comprendre les Ventes Nettes potentiellement attribuables au Brevet cEDS. (c) Cette redevance est calculée comme indiqué dans le tableau reproduit à l’Annexe 3 et à l’Article 8.5 : (d) Afin de lever toute ambiguïté, le calendrier de paiement des redevances dues dans les pays où il existe une Revendication Valable doit être mesuré sur les années indiquées à compter de la Date d'Entrée en Vigueur, et non à compter de l'année durant laquelle une Revendication Valable a été initialement délivrée. Les redevances seront exigibles pour tout Produit, pays par pays, dans chaque pays du Territoire, à compter de la date de Mise sur le Marché d’un Produit destiné à traiter le Syndrome d’Ehlers-Danlos vasculaire. 8.5 En cas de survenance de l’un ou de plusieurs des trois évènements suivants (un « Cas de Réduction des Redevances »), les redevances Page 18 of 42

8.5 (d) For the avoidance of doubt, the schedule of royalties in countries where a Valid Claim exists shall be measured in years shown from the Effective Date, and not from the year in which a Valid Claim first issues. Royalties shall be due for any Product and on a country-by-country basis in each one of the countries of the Territory, from the date of first Marketing of a Product directed to vascular Ehlers- Danlos syndrome. 8.5 Upon occurrence of one or more the following three events (a “Stepdown Event”), the following modifications of the royalties will occur: a. At the date on which there is no longer Valid Claim granted in such country, no further royalty will be due for this country b. The date a third party obtain more than [ *** ] of the market (as measured by prescriptions) for celiprolol used for indications related to vascular Ehlers- Danlos Syndrome, the royalty will be reduced by [ *** ] in this country. c. Until the latest expiration of any “market exclusivity” period conferred by the obtainment of an Orphan designation, NDA, PUMA, or pursuant to the U.S. FDA orphan drug designation as codified in 21 C.F. R. 316, the royalty will be reduced by [ *** ] in such country. seront modifiées comme suit : a. A la date à laquelle il n’existe plus de Revendication Valable acceptée dans un pays, aucune autre redevance ne sera plus exigible pour ce pays. b. A la date à laquelle un tiers obtient plus de [ *** ] des parts du marché (mesurées en fonction des prescriptions médicales) du céliprolol utilisé [pour le traitement du Syndrome d’Ehlers-Danlos vasculaire, les redevances seront réduites de [ *** ] pour ce pays. c. A compter de la dernière expiration d’une période « d’exclusivité commerciale » résultant de l’obtention d’une désignation de médicament orphelin, d’une NDA, d’une PUMA (« Paediatric Use Marketing Authorization » – Autorisation de mise sur le marché en vue d'un usage pédiatrique) ou d’une désignation de médicament orphelin conférée par l’Agence américaine des produits alimentaires et médicamenteux (US FDA – Food and Drug Administration) telle que prévue à la partie 316 du titre 21 du Code des règlements fédéraux américain (Code of federal regulations), les redevances seront réduites de [ *** ] pour ce pays. 8.6 Le Licencié sera seul responsable du paiement des redevances et de toutes autres sommes dues à AP-HP en vertu des présentes, y compris sur le chiffre d’affaires des sous-Licenciés. 8.7 Le paiement des droits, frais, redevances et autres sommes susmentionnées devra être effectué comme suit : Un relevé des Ventes Nettes de tout Produit ou de toute autre opération financière, au 31 décembre de chaque année, certifié exact par le Directeur Financier (« DF ») du Licencié, devra être communiqué par le Licencié à l’AP-HP au plus tard le 31 mars de l’année suivante, [ *** ] = Confidential material redacted and filed separately with the Commission. Page 19 of 42

8.6 The Licensee shall be solely responsible for payment of the royalties and any other sums due to AP-HP hereunder, including revenues from sub-licensees. 8.7 Payment of the rights, costs, royalties and other above-mentioned revenues shall be performed as follows: Statement of the Net Sales of any Product or of any other financial transaction, as of December 31 of each year and certified to be true by the Chief Financial Officer (“CFO”) of the Licensee, shall be sent by Licensee to AP-HP no later than March 31 of the following year, even in the absence of sales or of transaction during the year in question. After acceptance of this statement by APHP, the sums due for the year in question shall be paid within forty-five (45) days of receipt of the invoices issued by AP-HP. All the sums payable by the Licensee to AP-HP by virtue of the present Agreement must be addressed to: Office de Transfert de Technologie et de Partenariats Industriels Délégation Régionale à la Recherche Clinique Hôpital Saint-Louis – Bâtiment Lugol - Porte 22 1, avenue Claude Vellefaux 75475 Paris Cedex 10 and paid, being made out to “Monsieur Le Trésorier Payeur Général près l’AP-HP”, to the account of the name of “Trésorerie même en l’absence de vente ou d’opération au cours de l’année en question. Lorsque l’AP-HP aura approuvé ce relevé, les sommes exigibles au titre de l’année en question devront être payées dans les quarante-cinq (45) jours suivant la réception des factures émises par l’APHP. Le paiement de toutes les sommes dues par le Licencié au profit d’AP-HP en vertu du présent Contrat doit être effectué à l’adresse suivante : Office de Transfert de Technologie et de Partenariats Industriels Délégation Régionale à la Recherche Clinique Hôpital Saint-Louis – Bâtiment Lugol - Porte 22 1, avenue Claude Vellefaux 75475 Paris Cedex 10 à l’attention de « Monsieur Le Trésorier Payeur Général près l’AP-HP », sur le compte ouvert au nom de la « Trésorerie Générale de l'Assistance Publique- Hôpitaux de Paris » auprès de la Banque de France sous le numéro suivant : [ *** ] Toute somme non payée par le Licencié dans les délais susmentionnés donnera lieu, par défaut, à des intérêts de retard calculés prorata temporis selon les règles applicables aux Établissements Publics (soit, à la date de signature, le taux d’intérêt légal en vigueur majoré de deux (2) points). Le cas échéant, les sommes dues seront majorées des frais légaux et notamment de la TVA au taux en vigueur. 8.8 Les sommes dues à l’AP-HP aux termes du présent Article 8 devront être payées en euros par le Licencié. Si le Licencié[ *** ] = Confidential material redacted and filed separately with the Commission. Page 20 of 42

Générale de l'Assistance Publique- Hôpitaux de Paris” at the Banque de France with the account number: [ *** ] Any amount not paid by the Licensee within the aforementioned timeframes will give rise to default interest calculated prorata temporis according to the rules applicable to French Public Establishments (namely, at the date of signature, the legal interest rate in force plus two (2) points). If applicable, the amounts payable will be increased by the legal fees and in particular the VAT at the rate in force. 8.8 The sums due to AP-HP under the present Article 8 shall be paid by the Licensee in Euros. If the Licensee makes Net Sales in a currency other than the Euro, the amount of the payment due to AP-HP shall be calculated in these currencies and converted into Euros at the average rate in force at the Banque de France over the last three months before the closing date of the statement of annual accounts of the Licensee. 8.9 The Licensee shall notify AP-HP of the occurrence of these Stepdown Events, without delay after the day of their occurrence. The above-mentioned sums are payable pursuant to Section 8.7. ARTICLE 9 – ACCOUNTING 9.1 The Licensee undertakes to keep specific books of account, and to ensure that its Affiliates and their sub-licensees do likewise, concerning the sums received for the Exploitation of the Licensed Technology. The books of account shall contain all data required for accurate evaluation of the commercial transactions performed to calculate the sums due to APréalise des Ventes Nettes dans une devise autre que l’euro, le montant du paiement dû à l’AP-HP devra être calculé dans cette devise et converti en euros au taux de change moyen en vigueur déterminé par la Banque de France sur les trois derniers mois précédant la date de clôture des comptes annuels du Licencié. 8.9 Le Licencié devra aviser l’AP-HP de la survenance de ces Cas de Réduction des Redevances, sans délai suivant le jour de leur survenance. Les sommes susmentionnées sont payables en vertu de l’Article 8.7. ARTICLE 9 – COMPTABILITE 9.1 Le Licencié s’engage à tenir, et à veiller à ce que ses Affiliées et leurs souscessionnaires tiennent, des livres de comptes spécifiques concernant les sommes perçues au titre de l’Exploitation de la Technologie Licenciée. Les livres de comptes devront contenir toutes les données nécessaires à l’évaluation des opérations commerciales exécutées aux fins de calcul des sommes dues à l’APHP. 9.2 Ces états comptables spécifiques devront être mis à la disposition de l’AP-HP chaque année sur demande écrite de l’APHP au titre des trois (3) années suivant l’année civile à laquelle ils se rapportent. Sur demande écrite de l’AP-HP, dans la limite d’une fois par an au maximum, le Licencié autorisera un expert-comptable indépendant choisi par l’AP-HP à auditer lesdits comptes afin de vérifier l’exactitude du calcul des sommes dues à l’AP-HP. Les frais et honoraires de l’expert-comptable seront à la charge de l’AP-HP, hormis en cas de différence supérieure ou égale à 5% entre le calcul réalisé par l’expert-comptable des sommes dues à l’AP-HP et celles déclarées par le Licencié. Dans ce dernier[ *** ] = Confidential material redacted and filed separately with the Commission. Page 21 of 42

HP. 9.2 These specific accounting statements shall be made available to AP-HP each year pursuant to AP-HP’s written request for the three (3) following years after the calendar year to which they relate. On written request by AP-HP, but limited to once a year at the most, the Licensee shall authorize an independent certified public accountant chosen by AP-HP to audit said accounting statements with a view to checking the accuracy of the calculation of the sums due to AP-HP. The accountant's costs and fees shall be borne by AP-HP, except when calculation by this accountant of the sums due to AP-HP differs by 5% or more from that stated by the Licensee. In the latter case, the Licensee shall bear all the costs and fees incurred by the audit. Said accountant shall proceed to auditing in compliance with the provisions of the present Article 9. The appointed accountant shall be sworn to professional confidentiality. 9.3 The provisions of the present Article 9 shall remain in force throughout the term of the present Agreement and for three (3) years after its expiration or termination. ARTICLE 10 – INDUSTRIAL PROPERTY 10.1 Throughout the term of the present Agreement, the Licensee shall be responsible for managing files and bearing costs related to the procedures for filing applications, grant, examination, extension, maintenance in force and defense of the Patents in the country in which they are filed or granted, throughout cas, le Licencié supportera la totalité des frais et honoraires exposés dans le cadre de cet audit. L’expert-comptable procédera à l’audit dans le respect des stipulations du présent Article 9. L’expertcomptable désigné devra être assermenté et tenu au secret professionnel 9.3 Les stipulations du présent Article 9 demeureront en vigueur pendant toute la durée du présent Contrat et pendant un délai supplémentaire de trois (3) ans suivant l’expiration ou la résiliation des présentes. ARTICLE 10 – PROPRIÉTÉ INDUSTRIELLE 10.1 Pendant toute la durée du présent Contrat, le Licencié sera responsable de la gestion des dossier et supportera les coûts afférents aux procédures de dépôt des demandes d’enregistrement, de délivrance, d’examen, de renouvellement, de maintien en vigueur et de défense des Brevets dans les pays où ils sont déposés ou délivrés, pendant toute la durée du présent Contrat, par l’intermédiaire du cabinet de conseil en propriété industrielle initialement désigné par l’AP-HP pour procéder au dépôt des Brevets à la date de mise en oeuvre du présent Contrat, ci-après désigné le « Premier Cabinet de Conseil ». 10.2 Le Premier Cabinet de Conseil, ainsi que les représentants étrangers du Premier Cabinet de Conseil, pourront être remplacés à l’entière discrétion du Licencié et à ses frais après avoir obtenu l’accord de l’AP-HP, cet accord ne devant pas être déraisonnablement refusé, soumis à condition ou retardé. A défaut de réponse de l’AP-HP dans un délai de trente (30) jours suivant la réception de la notification, l’AP-HP (pour son compte et pour le compte des copropriétaires) sera réputé avoir approuvé le remplacement. Toutefois, préalablement à tout remplacement, le Premier Cabinet de Conseil, conformément aux directives écrites du Licencié, devra veiller à la Page 22 of 42 the term of the present Agreement via the patent attorney agency initially appointed by AP-HP to file the Patents at the date of implementation of the present Agreement and hereinafter referred to as the “Initial Agency”. 10.2 The Initial Agency and any foreign representatives of the Initial Agency may be replaced at the Licensee’s sole discretion and at its own cost after obtaining the consent of AP-HP which shall not be unreasonably withheld, conditioned or delayed. Should AP-HP fail to respond within thirty (30) days of receipt of the notification, AP-HP (on behalf of itself and the co-owners) shall be deemed to have approved the replacement. However, prior to any replacement, the Initial Agency, pursuant to Licensee’s written instructions, shall ensure the coordination of the examination and of the follow-up of the procedures in all the countries in which the Patents have been subjected to filing. 10.3 The Licensee undertakes to put AP-HP in copy of any writing of the state of progress of all procedures relating to the Patents and shall require its correspondents to send a systematic copy of any document relating to the Patents to the Initial Agency. 10.4 After entry into force of the present Agreement, the Initial Agency and/or its foreign representatives in charge of the Patents shall charge the Licensee directly for the industrial property costs related to the Patents for legal services requested by Licensee. coordination de l’examen et du suivi des procédures dans tous les pays où les Brevets ont fait l’objet d’un dépôt. 10.3 Le Licencié s’engage à mettre l’AP-HP en copie de tous les écrits relatifs à l’état d’avancement de toutes les procédures relatives aux Brevets et devra demander à ses correspondants d’adresser systématiquement au Premier Cabinet de Conseil une copie de tous les documents relatifs aux Brevets. 10.4 A compter de l’entrée en vigueur du présent Contrat, le Premier Cabinet de Conseil et/ou ses représentants étrangers responsables des Brevets devra(ont) facturer directement au Licencié les frais de propriété industrielle concernant les Brevets au titre des prestations de services juridiques demandées par le Licencié. 10.5 Si le Licencié ne souhaite pas poursuivre les procédures de dépôt des demandes d’enregistrement, de renouvellement, de délivrance, de maintien de vigueur ou de défense d’un ou de plusieurs Brevets dans un pays donné, il en informera l’AP-HP via un service de messagerie international avec un préavis d’au moins deux (2) mois avant la date d’échéance correspondante (en ce compris toute prorogation de délai possible) de sorte que l’AP-HP puisse, s’il le souhaite, poursuivre à ses propres frais les procédures de dépôt des demandes de renouvellement, de délivrance ou de maintien de vigueur et de défense des Brevets dans le pays en question, en France ou à l’étranger. Si le Licencié refuse de poursuivre une quelconque demande d’enregistrement, le Licencié n’aura alors plus aucun droit d’exploitation sur ces Brevets dans les pays en question, et n’aura droit à aucun remboursement de frais de propriété industrielle déjà exposés au titre de ces Brevets. Toute modification du territoire devra être déterminée par l’AP-HP et le Licencié sous forme d’avenant au présent Page 23 of 42

10.5 If the Licensee does not wish to pursue the procedures for filing, extension, grant, maintenance in force or defense of the one or more of the Patents in a given country, it will so inform AP-HP by global courier requested at least two (2) months before the associated due date (including any available extensions of time) so that AP-HP can, if it so wishes, pursue the procedures for extension, grant or maintenance in force and defense of the Patents at its own cost, in this country, in France or abroad. If Licensee declines to pursue any application, then Licensee shall no longer have any right to exploit such applicable Patents in the countries in question, and shall not be entitled to any reimbursement of industrial property costs already incurred with respect to said Patents. An amendment to the territory will be established between AP-HP and the Licensee as modification to the present Agreement. ARTICLE 11 – INFRINGEMENT AP-HP and the Licensee shall promptly inform each other of: (a) any act of infringement of the Patents by a third party; or (b) allegations that the Products infringe the rights of any third party patents. Licensee shall have the sole right to enforce all Patents against any threatened, alleged or actual infringement. AP-HP shall cooperate (and cause its employees and agents to cooperate) (including joining or being named as a necessary party thereto) in any infringement enforcement and defence litigation conducted by Licensee in its sole discretion. ARTICLE 12 – WARRANTY - Contrat. ARTICLE 11 – CONTREFAÇON L’AP-HP et le Licencié devront s’informer mutuellement sans délai de (a) tout acte de contrefaçon des Brevets commis par un tiers et (b) de toute allégation selon laquelle les Produits enfreindraient les droits de tiers relatifs à leurs brevets. Le Licencié est seul habilité à faire faire valoir l’ensemble des Brevets en cas de contrefaçon potentielle, alléguée ou constatée. L’AP-HP devra collaborer (et faire en sorte que ses salariés et mandataires collaborent) (y compris en qualité d’intervenant (necessary party) volontaire ou forcé) à toute action en contrefaçon ou procédure contentieuse de défense engagée par le Licencié à son entière discrétion. ARTICLE 12 – GARANTIE - INDEMNISATION 12.1 L’AP-HP déclare et garantit au Licencié qu’elle détient la totalité des droits sur la Technologie Licenciée et sur les inventions protégées par les Brevets. 12.2 L’AP-HP déclare et garantit au Licencié qu’elle est pleinement habilitée à lui concéder les droits concédés en vertu du présent Contrat, et que la conclusion et l’exécution du présent Contrat n’entraineront la violation d’aucun contrat auquel elle est partie, ni d’aucune obligation à laquelle elle est tenue, ni aucun manquement à ceux-ci. 12.3 Aucune des stipulations du présent Contrat ne peut être interprétée comme constituant : - une garantie de la part de l’AP-HP des Inventeurs concernant la délivrance, la validité ou le périmètre de l’un quelconque des Brevets dans tout pays du Territoire, - une garantie de l’absence de contrefaçon, actuelle ou future, des brevets de tiers ou de tous autres droits de Page 24 of 42

INDEMNIFICATION	propriété intellectuelle de tiers,
12.1 AP-HP each state and warrant to the Licensee that it owns all rights in and to the Licensed Technology and the inventions covered by the Patents.	- une garantie de l'innocuité, de l'efficacité ou de l'adéquation de la Technologie Licenciée à un usage particulier.
12.2 AP-HP each state and warrant to the Licensee that it is fully authorized to grant to it rights granted by the present Agreement and that entering into and performing this Agreement shall not cause a breach or default in any other agreement or obligation to which it is a party.	Aucune autre garantie de quelque nature que ce soit, expresse ou tacite, n'est accordée par les l'AP-HP au profit du Licencié.
12.3 Nothing in the present Agreement shall be construed as:	Le Licencié, ses Affiliées et sous-Licenciés seront les responsables exclusifs au titre des éventuels dangers, risques et périls relatifs à l'exécution du présent Contrat et des sous-licences y afférentes ainsi qu'en cas d'éventuels vices juridiques affectant un ou plusieurs des Brevets.
- constituting a warranty from AP-HP or the Inventors as to the grant, validity or scope of any of the Patents any country in the Territory,	En cas de rejet ou d'annulation d'un ou plusieurs Brevets, d'invention dépendante de ces Brevets et/ou de tout Savoir-Faire portant sur un brevet dominant antérieur, l'AP-HP ne sera pas tenue de restituer les sommes déjà versées par le Licencié, ni de réduire le montant des sommes dues jusqu'à la date du prononcé d'une décision de justice définitive, ni de verser d'éventuels dommages-intérêts au Licencié, à ses Affiliées et/ou sous-Licenciés en réparation du préjudice causé par ce rejet, cette annulation ou cette dépendance.
- constituting a warranty of the absence of current or future infringement of third party patents or of any other third party intellectual property rights,	
- constituting a warranty of the innocuousness, performance or fitness of the Licensed Technology for a given purpose.	
No other warranty, of any kind whatsoever, express or implied, is granted by AP-HP to the Licensee.	12.4 Le Licencié, ses Affiliées et leurs sous-Licenciés devront indemniser l'AP-HP et les membres de son personnel au titre de toutes procédures qui pourraient être engagées à leur encontre en raison de dommages corporels ou de dommages matériels résultant de la possession et de l'utilisation de la Technologie Licenciée et de l'Exploitation du Produit par le Licencié, ses Affiliées ou leurs sous-Licenciés, hormis dans la mesure où ces procédures sont fondées sur des allégations de faute intentionnelle, de fraude scientifique, de négligence, de non-
The Licensee, its Affiliates and its sub-licensees shall bear sole responsibility for the possible hazards, risks and perils concerning performance of the present Agreement and of its sub-licensees and the potential legal flaws in one or more of the Patents.	

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In the event of rejection, cancellation of one or more Patents, dependence of said Patents on dominating prior patent, AP-HP shall not be obliged to return sums already paid by the Licensee or to reduce the amount of the sums due until such time as a final judicial decision is made or to pay any potential damages to the Licensee, its Affiliates and/or its sub-licensees in compensation for the prejudice caused by said rejection, cancellation or dependence. 12.4 The Licensee, its Affiliates and their sublicensees shall indemnify AP-HP and the members of its staff against any proceedings which might be brought against them by reason of personal injury or material damage resulting from possession and use of the Licensed Technology and Exploitation of the Product by the Licensee, its Affiliates or their sub-licensees except to the extent that such proceedings allege the wilful misconduct, scientific misconduct, negligence, failure to comply with applicable laws or regulations, or breach of this Agreement, in which case AP-HP shall indemnify and hold Licensee harmless. 12.5 The Licensee shall ensure that it has adequate insurance to cover reasonable risks given the nature of its business. 12.6 The Licensee shall be solely and fully liable for any breach or fault committed by itself towards a sub-licensee, without possibility of calling AP-HP in warranty in this respect unless AP-HP has contributed to such liability in which case AP-HP shall be liable for its contribution to such liability. respect de la législation ou de la réglementation ou de violation du présent Contrat, auquel cas l’AP-HP devra indemniser et garantir le Licencié. 12.5 Le Licencié devra veiller à disposer des assurances qui conviennent pour couvrir les risques raisonnables liés à la nature de ses activités. 12.6 Le Licencié sera tenu exclusivement et pleinement responsable en cas de violation ou de faute qu’il commettrait vis-à-vis d’un sous-Licencié, sans possibilité d’appeler l’AP-HP en garantie à moins que l’AP-HP n’ait contribué au fait générateur donnant lieu à cette responsabilité, auquel cas l’AP-HP sera responsable de sa contribution audit dommage. 12.7 Le Licencié devra indemniser l’AP-HP au titre de toutes procédures engagées à l’encontre de ce dernier sur le fondement d’une faute commise par le Licencié, ses Affiliées ou leurs sous-Licenciés en l’absence de toute participation active ou par fourniture de moyens de l’AP-HP à la commission de l’infraction ou à la réalisation du dommage fondant la décision de justice, dès lors que l’AP-HP aura pleinement respecté les stipulations du présent Contrat et l’ensemble de la législation et de la réglementation applicables. Le Licencié se porte fort de la ratification et du respect par ses Affiliées et/ou sous- Licenciés des stipulations des Articles 12.4 et 12.6 du présent Contrat. 12.8 Le Licencié garantit à l’AP-HP qu’il paiera toutes les sommes non contestées dues au titre des opérations commerciales, des contrats de cession de droits ou de sous-licence. Le Licencié assumera seul la responsabilité de toutes actions engagées à l’encontre de son sous-Licencié fondées sur une demande de recouvrement des sommes dues au Licencié et assujetties Page 26 of 42

12.7 The Licensee shall indemnify AP-HP against any proceedings instituted against the latter on the basis of a fault committed by the Licensee, its Affiliates or their sublicensees in the absence of AP-HP active or contributory involvement in the performance of the infraction or damage on which the court's decision is grounded, and so long as AP-HP has remained in full compliance with the terms of this Agreement and all applicable laws and regulations. The Licensee is guaranteeing the ratification of and compliance with the provisions of Articles 12.4 and 12.6 of the present Agreement by its Affiliates and/or its sub-licensees. 12.8 The Licensee warrants to AP-HP that it shall pay all undisputed sums due for commercial transactions, rights transfer or sub-license agreements. The Licensee shall be solely responsible for the actions brought against its sub-licensee asserting a claim to recover the sums due to the Licensee and subject to the financial conditions set out in Article 8 and 9 of the present agreement in favour of AP-HP. 12.9 Notwithstanding the provisions of this Article 12, Licensee shall have no liability for actions alleging scientific misconduct by AP-HP or the Inventors. ARTICLE 13 – CONFIDENTIALITY 13.1 Each Party agrees to maintain confidential aux conditions financières prévues aux Articles 8 et 9 du présent Contrat en faveur de l’AP-HP. 12.9 Nonobstant les stipulations du présent Article 12, le Licencié n’encourra aucune responsabilité en cas d’actions fondées sur des allégations de fraude scientifique à l’encontre de l’AP-HP ou des Inventeurs. ARTICLE 13 – CONFIDENTIALITÉ 13.1 Chacune des Parties s’engage à respecter le caractère confidentiel et s’interdit de communiquer ou de divulguer à quiconque, sans l’accord écrit préalable de l’autre Partie, les informations de toute nature dont elle pourrait avoir connaissance dans le cadre de l’exécution du présent Contrat et notamment toutes les informations confidentielles relatives aux Travaux de Développement et/ou aux Améliorations qu’elle pourrait recueillir en vertu des présentes (ci-après les « Informations Confidentielles »). 13.2 Les Informations Confidentielles ne comprennent pas les informations qui : - faisaient partie du domaine public à la date de leur communication ou ont été par la suite mises à la disposition du public par un tiers de bonne foi, ou - étaient déjà connues de la Partie réceptrice à la date d’entrée en vigueur des présentes, à moins que lesdites Informations n’aient été reçues de l’une des Parties aux présentes, - doivent être divulguée en vertu d’une ordonnance judiciaire, ou - ont été reçues de la part d’un tiers autorisé à divulguer lesdites Informations Confidentielles. 13.3 Pendant la durée du présent Contrat, les Page 27 of 42 and not to communicate or disclose to anyone without the prior written agreement of the other Party the information of any kind of which it might be informed during the performance of the present Agreement and in particular all confidential information relating to the Development Work and/or the Improvements it might receive hereunder (hereinafter referred to as “Confidential Information”). 13.2 Confidential Information shall not include information which: - was part of the public domain at the date of its communication or was made available to the public by a third party in good faith subsequently, or - was already known to the receiving Party at the date of entry into force hereof, unless said Information had been received from one of the Parties hereto, - is required to be disclosed by a judicial order, or - was received from a third party with the right to disclose said Confidential Information. 13.3 Throughout the term of this Agreement, both Parties undertake to maintain the confidentiality of the Licensed Technology, the Results and analysis of the Development Work, on the understanding however that transmission of certain items of this Confidential Information in the three following circumstances shall not be considered as a breach, by a Party, of its undertaking of confidentiality: - if transmission of the Confidential Information to the competent public authorities is required for the obtainment of the Homologation of the Licensed Technology by the Parties s’engagent à préserver la confidentialité de la Technologie Licenciée, des Résultats et des analyses des Travaux de Développement, étant entendu, toutefois, que la transmission de certains éléments de ces Informations dans les trois cas suivants n’est pas considérée comme une violation de son engagement de confidentialité par une Partie : - la transmission des Informations aux autorités publiques compétentes est nécessaire pour l’obtention de l’Homologation de la Technologie Licenciée par le Licencié - les Informations sont divulguées avec l’accord écrit préalable de la Partie divulgatrice - les Informations sont contenues dans un nouveau dépôt de demande de brevet comme convenu à l’Article 5 du présent Contrat. En tout état de cause, il incombe à la Partie réceptrice de démontrer que l’information ne constitue pas une Information Confidentielle. 13.4 Chaque Partie s’engage à ne pas déposer de demande de brevet ou autres titres de propriété industrielle comportant des Informations Confidentielles de l’autre Partie sans avoir obtenu l’accord écrit préalable de cette dernière, et en particulier s’agissant des stipulations de l’Article 5 du présent Contrat, cet accord ne devra pas être refusé déraisonnablement. 13.5 Le Licencié sera autorisé à divulguer les Informations Confidentielles à des tiers (y compris ses sociétés Affiliées et ses sous- Licenciés), dans la mesure où la divulgation de ces Informations Confidentielles est utile ou nécessaire au Licencié pour le développement ou Page 28 of 42

Licensee - if the Confidential Information is disclosed with the prior, written approval of the disclosing Party - if the Confidential Information is contained within a new filing of a patent application as agreed in Article 5 of the present Agreement. In any case, the onus is on the receiving Party to prove that the information is not Confidential Information. 13.4 Each Party undertakes not to file a patent application or other industrial property titles featuring the other Party's Confidential Information without having obtained the latter's prior written approval and in particular with respect to the provisions of Article 5 of the present Agreement, such approval not to be unreasonably withheld. 13.5 The Licensee shall have the right to disclose the Confidential Information to third parties (including its Affiliated companies and its sub-licensees), in as much as disclosure of this Confidential Information is useful or necessary for the Licensee to research, develop or Exploit the Licensed Technology granted hereunder, as long as the third party to which this Confidential Information is transmitted is bound by a similar duty of confidentiality as that set out above. 13.6 The Parties undertake to take all reasonably required measures to satisfy their obligations under the present Article 13. 13.7 The present duty of confidentiality shall l’Exploitation de la Technologie Licenciée accordée en vertu des présentes ou pour effectuer des recherches sur celleci, sous réserve que le tiers auquel ces Informations Confidentielles sont transmises soit tenu par une obligation de confidentialité similaire à celle prévue cidessus. 13.6 Les Parties s’engagent à adopter toutes les mesures raisonnablement nécessaires pour satisfaire à leurs obligations aux termes du présent Article 13. 13.7 La présente obligation de confidentialité s’appliquera aussi longtemps que l’Information Confidentielle n’est pas manifestement tombée dans le domaine public pendant la durée du présent Contrat et pendant un délai de cinq (5) ans à compter de son expiration ou de sa résiliation, quel qu’en soit le motif. 13.8 Les administrateurs, mandataires sociaux, salariés, représentants et consultants du Licencié sont soumis aux obligations découlant du présent Article 13. Chaque Partie s’engage à limiter la divulgation des Informations Confidentielles reçues de l’autre Partie aux seuls membres de son personnel participant à l’exécution du présent Contrat. 13.9 Les stipulations du présent Article ne s’opposent pas : - à l’obligation faite aux chercheurs de chacune des Parties au présent Contrat de soumettre un rapport d’activité à leur organisme de contrôle, cette communication ne constitue pas une divulgation au sens de la législation en matière de propriété industrielle ; - aux examens oraux des chercheurs dont l’activité scientifique est liée à l’objet du présent Contrat ; lesdits examens devront être réalisés dans des conditions garantissant la confidentialité des Résultats et des informations soumises Page 29 of 42 hold as long as the Confidential Information is not manifestly in the public domain during the term of the present Agreement and for five (5) years following its expiration or termination for whatever reason. 13.8 The administrateurs [« directors »], mandataires sociaux [« corporate officers »], employees, agents and consultants of the Licensee shall be subject to the obligations under the present Article 13. Each Party undertakes to limit the disclosure of the Confidential Information received from the other Party to the sole members of its staff involved in the performance of the present Agreement. 13.9 The provisions of the present Article shall not preclude: - the obligation placed on the researchers of each of the Parties to the present Agreement to submit an activity report to their supervisory body; this communication shall not constitute a disclosure as defined in the legislation on industrial property, - viva voce examinations of researchers whose scientific activity is related to the subject matter of the present Agreement; said examinations shall be conducted under circumstances guaranteeing the confidentiality of the Results and information under the confidentiality duties no less stringent that those set forth in Article 13.1 of the present Agreement. 13.10 It is understood that the present Agreement shall not constitute a derogation to the exclusive ownership of each one of the Parties on its names and trademarks. As a result, any written or verbal citation of the names and/or trademarks of one of the Parties in any public communications, activities or events whatsoever, and particularly in any activity likely to be considered as having a direct or indirect promotional nature will remain, in any aux obligations de confidentialité et non moins strictes que celles prévues à l’Article 13.1 du présent Contrat. 13.10 Il est entendu que le présent Contrat ne constitue par une dérogation à la propriété exclusive de chacune des Parties de ses noms et ses marques de commerce. En conséquence, toute mention écrite ou orale des noms et/ou marques de commerce de l’une des Parties dans le cadre de toutes communications publiques, activités ou évènements quelconques, et notamment dans le cadre de toute activité susceptible d’être considérée comme ayant un caractère publicitaire direct ou indirect, demeurera, en tout état de cause, soumise à l’autorisation préalable expresse de la Partie citée. ARTICLE 14 – ACQUISITION DE PRODUITS PAR L’AP-HP À titre de contrepartie partielle de la licence concédée au profit du Licencié, il est convenu que si l’AP-HP souhaite acquérir des Produits uniquement à des fins d’utilisation commerciale, et non à des fins de revente, les conditions tarifaires suivantes s’appliqueront : il est expressément convenu que le prix proposé par le Licencié à l’AP-HP pour l’acquisition d’un Produit ne sera pas supérieur au prix proposé par le Licencié à tout acquéreur d’un Produit à des conditions similaires (par exemple, en termes de quantité), en ce compris les rabais, le cas échéant. ARTICLE 15 – DUREE DU CONTRAT Le présent Contrat entrera en vigueur le 19 Septembre 2018. Il demeurera en vigueur, à moins qu’il ne fasse l’objet d’une résiliation anticipée conformément aux termes et conditions des présentes, jusqu’à la survenance du dernier des trois évènements suivants (qui peuvent se cumuler) : 1- expiration ou annulation de la dernière Revendication Valable dans un Page 30 of 42 given case, subjected to the prior express authorization of the cited Party. ARTICLE 14 – ACQUISITION OF PRODUCTS BY AP-HP As partial consideration for the license granted to the Licensee, it is agreed that if AP-HP wishes to acquire the Product for commercial use only, and not for resale, the following pricing conditions shall apply: it is expressly agreed that the price offered by the Licensee for acquisition of Product by AP-HP shall be no higher than the price that is offered by the Licensee to any purchaser of Product on similar terms (for example, quantity), including discounts, if applicable. ARTICLE 15 – TERM The present Agreement shall come into force on the September 19th, 2018 It shall continue in force unless terminated earlier in accordance with the terms and conditions hereof, until the last to occur of the following three events which may be combined: 1- expiration or invalidation of the last Valid Claim in any country, 2- expiration of the Supplementary Protection Certificates granted to the Product, or 3- expiration of the “market exclusivity” period conferred by the obtainment of an AMM orpheline [« orphan Marketing Authorization »], a PUMA [« Paediatric Use Marketing Authorization »], or U.S. FDA orphan drug designation as codified in 21 C.F. R. 316. pays quelconque, 2- expiration du Certificat Complémentaire de Protection accordée au Produit, ou 3- expiration de la période « d’exclusivité commerciale » conférée par l’obtention d’une AMM d’un médicament orphelin [« Autorisation de Mise sur le Marché d’un médicament orphelin »], d’une PUMA [« Paediatric Use Marketing Authorization » – Autorisation de mise sur le marché en vue d'un usage pédiatrique], ou d’une désignation de médicament orphelin conférée par l’Agence américaine des produits alimentaires et médicamenteux (US FDA – Food and Drug Administration) telle que prévue à la partie 316 du titre 21 du Code des règlements fédéraux américain (Code of federal regulations). et pendant un délai de quinze (15) ans à compter de la Mise sur le Marché dans un quelconque pays du Territoire dans lequel il n’existe pas de Revendication Valable. Passé ce délai, la licence concédée en vertu de l’Article 2.1 du présent Contrat sera résiliée. Le présent Contrat pourra ensuite être renouvelé par voie d’avenant si les Parties en conviennent d’un commun accord par écrit. Les stipulations ci-dessous demeureront en vigueur après l’expiration ou la résiliation du présent Contrat selon les modalités suivantes : les stipulations liées au droit de propriété sur les Résultats demeureront en vigueur après la résiliation ou l’expiration du présent Contrat, l’Article 9 demeurera en vigueur pendant un délai de trois (3) ans Page 31 of 42 and for a period of fifteen (15) years after the Marketing for any countries of the Territory in which there is no Valid Claim. Thereafter, the license granted under this Article 2.1 of this Agreement will be terminated. This Agreement may then be renewed through amendment if mutually agreed by the Parties in writing. The following provisions shall survive expiration or termination of the present Agreement as follows: the provisions related to the ownership of the Results shall remain in force and survive termination or expiration of this Agreement, Article 9 shall remain in force for three (3) years in compliance with the period provided for in said article, the provisions of Articles 1, 2, 3, 11, 12, 13 and 24 shall survive termination or expiration of this Agreement. ARTICLE 16 – TERMINATION OF THE AGREEMENT 16.1 The present Agreement may be terminated by right by AP-HP in the following event: The Licensee is unable to make conformément aux délais prévus par ledit article, les stipulations des Articles 1, 2, 3, 11, 12, 13 et 24 demeureront en vigueur après la résiliation ou l’expiration du présent Contrat. ARTICLE 16 – RESILIATION DU CONTRAT 16.1 Le présent Contrat sera résilié de plein droit à l’initiative de l’AP-HP dans le cas suivant : Le Licencié n’est pas en mesure d’effectuer les paiements exigés aux termes des présentes et ne parvient pas à y remédier dans les soixante (60) jours suivant la réception de la notification écrite adressée par APHP. 16.2 Le présent Contrat sera résilié en cas d’arrêt du développement clinique par le Licencié ou de retrait de l’autorisation de mise sur le marché par les autorités sanitaires ou de régulation dans tous les pays du Territoire. 16.3 Le présent Contrat sera résilié en cas de cessation d’activité du Licencié ou de procédure de liquidation judiciaire à son encontre, sous réserves des dispositions de l’Article L. 622-13 du Code du commerce ou de dispositions législatives américaines analogues. 16.4 Le Licencié peut résilier le présent Contrat, à son entière discrétion, moyennant un préavis écrit de trente (30) jours adressé à l’AP-HP. 16.5 En cas de : (a) résiliation du présent Contrat par le Licencié, ou (b) par l’APHP pour un manquement auquel le Licencié n’a pas remédié, le Licencié s’engage à ne plus utiliser les Brevets et/ou à ce que les Brevets ne soient plus utilisés ainsi qu’à transférer Page 32 of 42 the payments required under the terms and conditions hereof and fails to cure within sixty (60) days after receipt of written notice by AP-HP. 16.2 The present Agreement shall be terminated in case of termination of clinical development by Licensee or withdrawal of marketing approval by the health or regulatory authorities in all countries within the Territory. 16.3 The present Agreement shall be terminated in case of cessation of business or procedure of winding-up by court decision against the Licensee, subject to the provisions of Article L. 622-13 of the Code du commerce [« French commercial code »] or analogous U.S. laws. 16.4 The present Agreement may be terminated by Licensee in its sole discretion upon thirty (30) days written notice to AP-HP. 16.5 In the event of: (a) termination of the present Agreement by the Licensee, or (b) termination by AP-HP for an uncured breach by the Licensee, the Licensee undertakes to no longer use the Patents and/or to no longer have the Patents used as well as to immediately hand over management of the Patents to AP-HP. Termination pursuant to this Section shall be effective three (3) months after written notification by AP-HP to Licensee of the allegations of material breach by certified mail with return receipt requested unless Licensee cures such alleged material breach within such three (3) month period. 16.6 Exercise of this termination shall not release the terminated Party from any contractual obligations until the time at which termination comes into effect. immédiatement la gestion des Brevets à l’AP-HP. Une résiliation effectuée en vertu du présent Article entrera en vigueur trois (3) mois après la notification écrite adressée par l’AP-HP au Licencié par courrier recommandé avec accusé de réception au titre d’un manquement contractuel important allégué, à moins que le Licencié n’y remédie dans un délai de trois (3) mois. 16.6 L’exercice de ce droit de résiliation par l’une des Parties ne libère pas l’autre Partie de ses obligations contractuelles avant l’entrée en vigueur de la résiliation. La résiliation ou l’expiration du présent Contrat n’entrainera pas la résiliation ou l’expiration du Contrat sur l’Accès et l’Utilisation des Données Relatives aux Essais Cliniques ou de tout contrat de sous-licence qui demeureront pleinement en vigueur et produiront tous leurs effets entre l’AP-HP et chaque sous-Licencié. 16.7 A compter de la résiliation du présent Contrat, à la demande du Licencié ou de son(ses) sous-Licencié(s) existant(s) alors, l’AP-HP devra octroyer une licence directe sur la Technologie Licenciée en faveur de ce(s) sous-Licencié(s) dans les mêmes conditions que celles applicables au Licencié dans le cadre de la Technologie Licenciée ; sous réserve que: (a) ce(s)sous-Licencié(s) ai(en)t, à tous égards importants, respecté les conditions applicables aux sous-Licenciés aux termes du présent Contrat et (b) ce(s) sous-Licencié(s) n’ai(en)t pas provoqué un manquement ayant donné lieu à une résiliation au titre d’un manquement contractuel important non corrigé par le Licencié. ARTICLE 17 – INCESSIBILITÉ DU CONTRAT 17.1 Le présent Contrat lie les Parties, leurs ayants droits et cessionnaires. Page 33 of 42

Termination or expiration of this Agreement shall not cause termination or expiration of the Agreement of Access and Use of Clinical Trial Data Agreement or any sub-license agreement which will continue in full force and effect between AP-HP and each sub-licensee.	17.2 Exception faite d'une fusion avec un tiers ou d'une acquisition par un tiers de la totalité ou de la quasi-totalité des actifs ou actions du Licencié, compte tenu de la nature *intuitu personae* du présent Contrat conclu entre l'AP-HP et le Licencié, le Licencié ne peut céder tout ou partie de ses droits et obligations en vertu du présent Contrat au profit d'un tiers sans l'accord écrit préalable de AP-HP.
16.7 Upon any termination of this Agreement, at the request of the Licensee or its then-existing sub-licensee(s), AP-HP shall grant a direct license under the Licensed Technology to such sub-licensee(s) on the same terms applicable to the Licensee in connection with such Licensed Technology; provided, that: (a) such Sub-licensee(s) has, in all material respects, complied with the terms applicable to sub-licensees under this Agreement and (b) such sub-licensee(s) did not cause a breach that gave rise to a termination for uncured material breach by the Licensee.	17.3 Il est d'ores et déjà entendu que toute société au profit de laquelle les droits et obligations du Licencié peuvent être cédés, sera tenue aux mêmes obligations que le Licencié aux termes du présent Contrat. A la demande écrite de l'une des Parties, un avenant au présent Contrat conclu entre l'AP-HP et toute société au profit de laquelle les droits et obligations du Licencié peuvent être cédés pourra être signé afin de stipuler le changement d'identité du titulaire de la licence et de confirmer les obligations respectives de chaque Partie impliquée conformément au présent Contrat.
	<u>ARTICLE 18 – FORCE MAJEURE</u>
<u>ARTICLE 17 – NON-ASSIGNABILITY OF THE AGREEMENT</u> 17.1 The present Agreement shall be binding on the Parties, their successors and assignees. 17.2 Except in the case of the merger with a third party or acquisition by a third party of all or substantially all of Licensee's assets or stock, in light of the *intuitu personae* ["personal"] nature of the present Agreement between AP-HP and the Licensee, the Licensee may not assign all or part of its rights and obligations under the present Agreement to a third party without prior written agreement of AP-HP. 17.3 It is already understood that any company to which the Licensee's rights and	Chaque Partie est dispensée d'exécuter les obligations mises à sa charge, n'est pas tenue responsable envers l'autre Partie et n'est pas tenue de lui payer de dommages et intérêts lorsque son inexécution est due à un cas de force majeure, comme cela est admis par la jurisprudence. **<u>ARTICLE 19 – INDEPENDENCE DES CO-CONTRACTANTS – INTÉGRALITÉ DE L'ACCORD</u>** 19.1 Le présent Contrat exprime l'intégralité des obligations des Parties quant à l'objet des présentes. Le présent Contrat ne doit en aucun cas être interprété comme créant une société de personnes ou une société de fait entre les Parties et chacune d'entre elles est considérée comme un

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obligations may be assigned, will be bound by the same obligations as the Licensee under the present Agreement. At either Party’s written request, an amendment to the present Agreement between AP-HP and any company to which the Licensee's rights and obligations may be assigned may be executed to stipulate the change of identity of the license holder and confirming each involved Party's respective obligations in compliance with this Agreement. ARTICLE 18 – FORCE MAJEURE Each Party shall be excused from not performing its obligations and shall be neither held responsible nor liable to pay damages to the other Party when non-performance is due to a case of force majeure as admitted by French courts’ case-law. ARTICLE 19 – INDEPENDENT COCONTRACTORS – AGREEMENT ENTIRETY 19.1 The present Agreement expresses the entirety of the obligations of the Parties as to the subject matter hereof. The present Agreement shall in no case be construed as creating a partnership or société de fait [“de facto company”] between the Parties and each one of them shall be considered as an independent co-contractor. 19.2 The present Agreement shall only be amended by amendment signed by the representatives of the contracting Parties, duly authorized for this purpose. ARTICLE 20 – VOIDNESS – INVALIDITY OF A CLAUSE 20.1 The annulment in full or in part of the titles of industrial property relating to the Patents and to the Improvements shall have no cocontractant indépendant. 19.2 Le présent Contrat ne peut être modifié que par voie d’avenant signé par les représentants des Parties contractantes, dûment habilité à cet effet. ARTICLE 20 – NULLITÉ – NULLITÉ D'UNE CLAUSE 20.1 La nullité totale ou partielle des titres de propriété industrielle relatifs aux Brevets et aux Améliorations n’a aucun effet, et ce quel qu’il soit, sur les clauses du présent Contrat. 20.2 Si une ou plusieurs stipulations du présent Contrat est(sont) jugée(s) nulle(s) ou déclarée(s) comme telle(s) aux termes d’une quelconque loi ou règle– et notamment en vertu du droit de l’Union européenne – ou si une quelconque juridiction compétente rend une décision définitive en ce sens, les Parties devront immédiatement modifier lesdites stipulations comme cela est exigé, en accord, dans la mesure du possible, avec l’accord de volonté [des Parties] existant au moment de la conclusion du présent Contrat. Les autres stipulations du présent Contrat demeureront pleinement en vigueur. ARTICLE 21 – NOTIFICATIONS Toute communication ou notification à l’attention des Parties est envoyée par voie de courrier électronique, puis confirmée par courrier recommandé avec accusé de réception aux adresses indiquées ci-dessous, tant que la Partie n’a pas été avisée par écrit d’un changement d’adresse : Pour l’AP-HP : Office de Transfert de Technologie et de Partenariats Industriels Délégation Régionale à la Recherche Clinique Hôpital Saint-Louis – Bâtiment Lugol - Page 35 of 42 effect whatsoever on the clauses of the present Agreement. 20.2 If one or several provisions of the present Agreement are held to be invalid or declared as such under any law or rule – and particularly under the law of the European Union - or if any competent jurisdiction so determines in a final decision, the Parties shall amend said provisions as required forthwith in line, whenever possible, with the existing meeting of minds at the time of signature of the present Agreement. The other provisions of the present Agreement shall continue in force to their full extent. ARTICLE 21 – NOTICES Any communication or notice for the attention of the Parties shall be given by e-mail and then confirmed by certified mail with return receipt requested at the addresses set out below, as long as the Party has not been notified in writing of a change of address: For AP-HP : Office de Transfert de Technologie et de Partenariats Industriels Délégation Régionale à la Recherche Clinique Hôpital Saint-Louis – Bâtiment Lugol - Porte 22 1, avenue Claude Vellefaux 75475 Paris Cedex 10 For THE LICENSEE: ACER THERAPEUTICS INC. One Gateway Center, Suite 351 (300 Washington Street) Newton, MA 02458. USA Attention: CEO Porte 22 1, avenue Claude Vellefaux 75475 Paris Cedex 10 Pour LE LICENCIÉ : ACER THERAPEUTICS INC. One Gateway Center, Suite 351 (300 Washington Street) Newton, MA 02458. Etats-Unis A l’attention du : Président Directeur Général (CEO) ARTICLE 22 – RENONCIATION - FORMALITES 22.1 Si, en cas de violation par l’une ou l’autre des Parties des obligations mises à sa charge aux termes du présent Contrat, la Partie non-défaillante n’exerce pas ses droits nés de ladite violation, le défaut d’exercice de ces droits ne pourra pas être interprété comme constituant une renonciation à leur exercice ultérieur ou à leur exercice pour une autre violation similaire commise par la Partie défaillante des obligations mises à sa charge aux termes du présent Contrat. 22.2 L’AP-HP s’engage à signer tous les documents, pouvoirs et autres documents nécessaires à la transmission des droits accordés au Licencié en vertu du présent Contrat, y compris tous les droits relatifs à des brevets. ARTICLE 23 – MENTION DE L’AP-HP – UTILISATION DU LOGO DE L’AP-HP 23.1 Le Licencié s’interdit d’utiliser, que ce soit à l’écrit ou à l’oral, le nom, les marques ou autres signes distinctifs de l’AP-HP ou de l’un quelconque de ses salariés ou préposés (y compris sous forme contractée ou abrégée), ou copiant [ceux de] l’AP-HP ou de l’un quelconque de ses salariés ou préposés, pour l’exploitation et la distribution des Produits, notamment à des fins Page 36 of 42

ARTICLE 22 – WAIVER OF RIGHTS – REGISTRATION 22.1 If, in the event of violation by one or other of the Parties of its obligations under the present Agreement, the Party not in breach does not exercise its rights resulting from said violation, non-exercising its rights shall not be construed as a waiver of exercising said rights in the future or in the event of further similar violation by the breaching Party of its obligations under the present Agreement. 22.2 AP-HP undertakes to sign all documents, powers and other documents required to convey the rights granted to Licensee under this Agreement, including all patent rights. ARTICLE 23 – REFERENCE TO AP-HP – USE OF AP-HP'S LOGO 23.1 The Licensee shall undertake not to use in writing or orally the name, trademarks or other distinctive sign, including those in a contracted or abbreviated format or which imitate AP-HP or any of its staff or officers for exploitation and distribution of the Products, in particular for promotional purposes, and regardless of the medium used (video, poster, press file, promotional brochure, etc.) without the prior written consent of AP-HP. It is understood that, if AP-HP gives its written consent to the use of its name or logo, it may suspend at any time this authorization. In any event, and even if AP-HP has given its authorization to the use planned by the Licensee, the distinctive signs, trade publicitaires, et ce indépendamment du support utilisé (vidéo, poster, dossier de presse, brochure publicitaire, etc.) sans l’accord écrit préalable de l’AP-HP. Il est entendu que, si l’AP-HP donne son autorisation écrite pour l’utilisation de son nom ou de son logo, elle pourra suspendre à tout moment cette autorisation. En tout état de cause, et même si l’AP-HP a donné son autorisation pour l’utilisation prévue par le Licencié, les signes distinctifs, noms commerciaux, noms de sociétés immatriculées, marques, images, logos, ou signes figuratifs appartenant à l’AP-HP ne pourront être utilisés par le Licencié d’une manière qui, en raison de la forme et/ou du contexte de l’utilisation, pourrait être interprétée comme une garantie accordée par l’AP-HP sur les Produits, produits combinés, services combinés et services, ou sur un quelconque produit ou service du Licencié. 23.2 Le Licencié devra veiller à ce que ses sous-Licenciés et distributeurs potentiels soient tenus aux mêmes obligations. Les stipulations du présent Article 23 demeureront en vigueur, nonobstant l’expiration ou la résiliation du présent Contrat. ARTICLE 24 – DROIT APPLICABLE – LITIGES Le présent Contrat a été rédigé et négocié en anglais et traduit en français. Il est régi par le droit français. La version française du présent Contrat est réputée faire foi. Toutefois, les Parties reconnaissent que pendant toute la durée des pourparlers, la version anglaise a servi de base aux négociations orales et écrites, avant que la traduction en français ne soit finalement réalisée. En cas de difficultés relatives à l’interprétation ou Page 37 of 42 names, registered company names, marks, images, logos or figurative signs belonging to AP-HP shall not be used by the Licensee in a way which, because of the form and/or the context used, may be interpreted as some warranty granted by the AP-HP towards the Products, combined products, combined services and services, or towards any product or service whatsoever of the Licensee. 23.2 The Licensee shall ensure that its potential sub-licensees and distributors shall owe the same obligations. The provisions of the present Article 23 will remain in force notwithstanding the expiration or termination of the present Agreement. ARTICLE 24 – LAW GOVERNING THE AGREEMENT – DISPUTES This Agreement has been written and negotiated in English and translated to French, and is subject to French law. The French version of the present Agreement shall be considered by the Parties as the official one. However, the Parties acknowledge that during the entire negotiation period, the English version served as the basis of oral as well as written negotiations, before the French translation was finally made. If difficulties arise regarding the interpretation or performance of this Agreement, the Parties undertake to resolve them amicably to the extent possible. The emergence of a dispute shall be embodied by notice given by one Party to the other Party by global courier, setting out the reasons for the dispute. If not fully resolved, the dispute shall be settled by the courts of Paris. In Paris, on the , in two (2) à l’exécution du présent Contrat, les Parties s’engagent à les résoudre à l’amiable, dans la mesure du possible. La naissance d’un litige donnera lieu à l’envoi d’une Partie à l’autre, via un service de messagerie international, d’une notification exposant les raisons du litige. S’il n’est pas entièrement résolu, le litige sera tranché par les tribunaux de Paris. Paris, le , en deux (2) exemplaires de signature originaux. Liste des annexes au Contrat devant être considérées comme faisant partie intégrante de celui-ci : • Annexe 1 : Calendrier et description [du Plan de Développement • Annexe 2 : Liste des inventeurs pour chaque Brevet • Annexe 3 : Tableau des Paiements Page 38 of 42

original counterparts. List of the appendices to the Agreement to be considered as an integral part thereof: • Appendix 1: Schedule for and description of the Development Plan • Appendix 2: List of inventors by Patent • Appendix 3 : Payment Table On behalf of AP-HP The Chief Executive Officer of AP-HP and, by Delegation, the Director of the DRCI /s/ Florence Favrel-Feuillade Florence FAVREL-FEUILLADE On behalf of ACER, the Licensee CEO of Acer Therapeutics Inc. /s/ Chris Schelling Christopher SCHELLING Acer legal review: /s/ Donald Joseph 9/19/2018 Pour le compte de l’AP-HP Le Directeur Général de l’AP-HP et, par Délégation, le Directeur de la DRCI /s/ Florence Favrel-Feuillade Florence FAVREL-FEUILLADE Pour le compte d’ACER, le Licencié Directeur Général Acer Therapeutics Inc. /s/ Chris Schelling Christopher SCHELLING Page 39 of 42

Appendix 1 / Annexe 1 Schedule for and description of the Development Plan (Confidential) / Calendrier et description du Plan de Développement (Confidentiel) Page 40 of 42 edsivo tm (celiprolol) r&d plan for veds q2’16 q3’16 q4’16 q1’17 q2’17 q3’17 q4’17 q1’18 q2’18 q3’18 q4’18 ap-hp license acer database development / data collection top-line data type c meeting with fda manufacture and initiation of stability studies non-clinical studies to support nda pre-nda meeting finalize csr and decision to file nda preparation nda filing estimated fda approval programme r&d d’edviso tm (celiprolol) pour veds t2 t3 t4 t1 t2 t3 t4 t1 t2 t3 t4 2019 2019 2016 2016 2016 2017 2018 licence ap-hp developpement de la base de donnees acer/collecte de donnees donnees a top-line reunion de type c avec la fda preparation et lancement d’etudes de stabilite etudes non-cliniques etayant la nda reunion prealable nda finalization rec (rapport d’etude Clinique) & decision de proceder au depot preparation nda depot nda approbation estimee de la fda

Appendix 2 / *Annexe 2*
List of inventors by Patent / *Liste des inventeurs pour chaque Brevet*

Patent number / *Numéro*	Patent / *Brevet*	Inventors / *Inventeurs*	Inventors affiliation / *Affiliation des Inventeurs*
No° EP17306889.1	USE OF CELIPROLOL FOR TREATING VASCULAR EHLERS-DANLOS SYNDROME IN WOMEN DURING PREGNANCY AND PERIPARTUM PERIOD / *UTILISATION DU CELIPROLOL POUR LE TRAITEMENT DU SYNDROME D'EHLERS-DANLOS VASCULAIRE CHEZ LA FEMME PENDANT LA GROSSESSE ET LA PÉRIODE POST-NATALE*	Dr. Michael Frank	AP-HP
		Prof. Xavier Jeunemaitre	AP-HP, Université Paris Descartes
		Prof. Alexandra Benachi	AP-HP Université Paris 11
No.° EP17306890.9	METHOD OF PROVIDING CELIPROLOL THERAPY TO A PATIENT / *METHODE D'ADMINISTRATION D'UN TRAITEMENT AU CELIPROPOL A UN PATIENT*	Dr.Michael Frank	AP-HP
No.° EP17306888.3	USE OF CELIPROLOL FOR TREATING KYPHOSCOLIOTIC EHLERS DANLOS SYNDROME / *UTILISATION DU CELIPROLOL POUR LE TRAITEMENT DU SYNDROME D'EHLERS-DANLOS DE TYPE CYPHOSCOLIOTIQUE*	Dr.Michael Frank	AP-HP

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[***] = Confidential material redacted and filed separately with the Commission.

Appendix 3 / *Annexe 3*
Table of payments / *Tableau des paiements*

ACER Payments to AP-HP *Paiements ACER à AP-HP*		**Year 1** *Année 1*	**Year 2** *Année 2*	**Year 3** *Année 3*	**Year 4** *Année 4*	**Year 5** *Année 5*	**Year 6** *Année 6*	**Year 7** *Année 7*	**Year 8 and +** *Année 8 et +*
Independently of Valid Claims on the Territory / *Indépendamment des Revendication Valables sur le Territoire*	(i) Minimum Royalties / *(i) Redevances Minimales*	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
If there is no Valid Claim, the greater of: (i) or (ii) / *En l'absence de Revendication Valable, le montant le plus élevé entre : (i) et (ii)*	(ii) Percentage of Net Sales / *(ii) Pourcentage des Ventes Nettes*	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
If there is a Valid Claim, the greater of: (i) or (iii) / *En cas de Revendication Valable, le montant le plus élevé entre : (i) et (iii)*	(iii) Percentage of Net Sales / *(iii) Pourcentage des Ventes Nettes*	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

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